UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
____________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
____________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2011

Item 1:  Report to Shareholders.

Annual Report
July 31, 2011

Emerging Markets Opportunities Fund
European Focus Fund
Global Equity Income Fund
Global Leaders Fund
Global Technology Fund
International Opportunities Fund
Japan Focus Fund

Table of contents

Letter to shareholders	1

Emerging Markets Opportunities Fund
Commentary	2
Performance summary	3

European Focus Fund
Commentary	4
Performance summary	5

Global Equity Income Fund
Commentary	6
Performance summary	7

Global Leaders Fund
Commentary	8
Performance summary	9

Global Technology Fund
Commentary	10
Performance summary	11

International Opportunities Fund
Commentary	12
Performance summary	13

Japan Focus Fund
Commentary	14
Performance summary	15

Portfolios of investments	16

Statements of assets and liabilities	32

Statements of operations	34

Statements of changes in net assets	36

Statements of changes - capital stock activity	43

Financial highlights	50

Notes to financial statements	60

Report of independent registered public accounting firm	76

Other information	77

Trustees and officers	82

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition some of the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund’s returns may be considerably more volatile than a fund that does not invest in technology companies.

The views in this report were those of the Fund managers as of July 31, 2011, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

The recent growth rate in the stock market has helped to produce short term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short term changes.

Henderson Global Funds	Letter to shareholders

Dear shareholder,

We are pleased to provide the annual report for the Henderson Emerging Markets Opportunities, European Focus, Global Equity Income, Global Leaders, Global Technology, International Opportunities and Japan Focus Funds, which covers the year ended July 31, 2011.

Markets were volatile in the first half of the year as investors awaited solutions to both the Greek debt crisis and gridlock over the US debt ceiling. Renewed fears of a possible debt default in Greece roiled markets that were already weak over concerns that the current economic soft patch may be a slowdown. Fears of a Greek default have dominated economic coverage in recent months, as Greece’s credit rating was again downgraded by Standard & Poor’s from B to CCC, only four steps away from default. Markets did recover sharply in the last week of June after the Greek parliament approved new austerity measures. Markets also responded positively to the International Energy Agency announcing the surprise release of 60 million barrels of oil in July to offset Libya’s lost production.

US and Eurozone debt issues continued to dominate economic developments in July. A last-minute congressional deal in the US to extend the debt ceiling fell short of expectations. Subsequently, US Treasuries were downgraded to AA+ by Standard & Poor’s for the first time since 1941. Meanwhile, Eurozone leaders announced a new €109bn bailout package for Greece on July 21. The bailout involves support from the International Monetary Fund, while banks and private investors will contribute €37bn.

Mixed signals have been emerging from Asia. Manufacturing growth in China, the world’s second largest economy, fell in June. However, there was better news from Japan, where industrial output grew by the most rapid pace in almost 60 years as manufacturing rebounded from the impact of the earthquake and tsunami in March. This data followed signs of an improvement in exports and retail sales, giving further support to the Bank of Japan’s view that the economy will recover by the end of the year.

Markets experienced wild swings following the Standard & Poor’s downgrade of the US credit rating, with steep drops followed by sharp increases. There is now a suggestion that a buying opportunity is developing, supported by a reacceleration of global real money supply growth since early 2011. Markets are selling off over concerns of a double dip recession, yet companies are still cash rich and the second quarter earnings season has generally been positive. Robust corporate profits growth and attractive valuations have provided the main support for earnings, and the upcoming earnings season should prove critical for the near term direction of equities. Additionally, we believe stockpicking is of increasing importance given the diverging fortunes of many companies within the same sectors.

In other news, we are pleased to announce the ten-year anniversary of the Henderson Global Family of Funds on August 31, 2011. At that time, three of our mutual funds will achieve a ten year track record: the International Opportunities Fund (HFOAX), European Focus Fund (HFEAX) and Global Technology Fund (HFGAX). Over the past ten years, we have retained our focus on holding high-conviction securities through our bottom-up, opportunistic investing process. Now, as much as ever, we believe the “Henderson Difference” is a key factor in helping to diversify our clients’ portfolios through Funds that are truly differentiated from the competition.

Thank you for investing in the Henderson Global Funds. We appreciate your trust and support in our Funds and look forward to serving your financial needs in the years to come.

Chuck Thompson
Vice President and Trustee, Henderson Global Funds

Henderson Global Funds	Commentary

Emerging Markets Opportunities Fund

Throughout the year emerging markets were pulled in two directions simultaneously. On the one hand, inflationary pressures and monetary tightening dampened spirits and provoked fears of over-tightening and an eventual hard landing for growth. On the other, actual growth continued to be robust and company earnings moved higher at a fast clip. The manner in which these conflicting forces are eventually reconciled will go a long way to determining the performance of emerging markets and equities generally in the second half of the year.

Emerging Markets Opportunities Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Seegene, Inc.	3.6%
Sands China, Ltd.	3.6
Baidu, Inc., ADR	3.4
Genting Hong Kong, Ltd.	3.2
Hyundai Glovis Co., Ltd.	3.2
Hyundai Motor Co.	3.1
Bangkok Bank Public Co., pcl	3.1
Ctrip.com International, Ltd., ADR	2.8
Cape Lambert Resources, Ltd.	2.7
Agile Property Holdings, Ltd.	2.5

The Fund returned -2.60% (Class A at NAV) for the period since inception (12/31/10) versus the benchmark, MSCI Emerging Markets Index, which posted a return of 0.65%. Positive performance was led by holdings in the Asia sub-portfolio where strong stock selection in consumer focused companies added value. The holdings in the Latin America sub-portfolio performed broadly in line with its benchmark and the defensively positioned underweight allocation to the region was beneficial for the Fund. However, this positive performance was offset by the Fund’s allocation to Europe, Middle East & Africa (EMEA) where the Fund experienced its largest drag on performance. In general, given the frayed nerves of investors of late, the market ignored the higher beta companies that the Fund owns in the EMEA region. Many of the holdings in the EMEA sub-portfolio have low valuations and strong underlying fundamentals and we believe these characteristics will eventually be recognized by the market.

The Fund’s allocation to the sub-portfolios since inception has been overweight to EMEA, underweight to Latin America and broadly in line with the benchmark in Asia. In the Asia sub-portfolio, the Fund continues to focus on increased trends in domestic consumption as well as opportunistically seeking financial institutions that may benefit from the end of the tightening cycle in China. In the EMEA region, the Fund is largely exposed to African and Middle Eastern miners and commodity producers that are in various stages of early growth. In Latin America, we believe we have taken a sensible approach in recent months to diversify away from Brazilian inflation and into high quality Mexican companies.

Despite a very challenging period for equity markets in recent months, we are constructive on the outlook in the second half of the year for emerging markets. Inflationary pressures are expected to ease across Asia as key commodities prices continue to ease following sharp spikes in the last 12 months. Corporate earnings remain relatively strong around the world and valuations are approaching very attractive levels. We are confident that our focus on attractively priced, high growth companies could be rewarded in a more favorable market environment.

Henderson Global Funds	Performance summary

Emerging Markets Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2011

At NAV	NASDAQ symbol	Since inception (12/31/10)
Class A	HEMAX	-2.60%
Class C	HEMCX	-3.00
Class I	HEMIX	-2.50
With sales charge
Class A		-8.20%
Class C		-4.00
Index
MSCI Emerging Markets Index		0.65%

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 2.19%, 2.94% and 1.94%, respectively, for the Fund’s first fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.79%, 2.54% and 1.54% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

European Focus Fund

The reporting year proved to be a very mixed one for European equities. The first half of the year saw equities rally hard as investors reacted well to the prospect, and eventual realization, of a second round of quantitative easing in the US. The second half of the year was a very poor period for risk assets with macroeconomic concerns dominating. Equity markets lost ground as sentiment was buffeted by global growth concerns, political wrangling over the confusion of the US debt ceiling, civil uprisings in the Middle East and increasingly worrying sovereign debt concerns in Europe. A positive note to mention was that strong corporate results from European companies provided some relief for European bourses throughout the reporting year.

European Focus Fund
Top 10 long-term holdings

Security	As a percentage of net assets
European Goldfields, Ltd.	5.8%
BP plc	4.6
African Minerals, Ltd.	4.4
Sky Deutschland AG	3.5
Tesco plc	3.2
Kalahari Minerals plc	2.8
Cobham plc	2.8
Zhaikmunai LP, GDR	2.7
Alcatel-Lucent	2.7
Grifols S.A.	2.5

For the twelve month period ended July 31, 2011, the Fund returned 25.13% (Class A at NAV) versus the benchmark MSCI Europe Index, which posted a return of 18.41%. The Fund’s best performing positions originated from a range of sectors, particularly an overweight in Materials, which provided the biggest boost to performance. Despite suffering in the last few months, European Goldfields, African Minerals and Kalahari Minerals all performed well over the reporting year as a whole and benefited from stock specific progress as well as the anticipation of further quantitative easing (QE2). The Financials sector (in which the Fund maintained a very low exposure during the period), was the biggest drag on performance and the Bank of Ireland was the largest laggard after it struggled following the €85bn Irish bailout by the International Monetary Fund (IMF) and European Union.

We found some attractive purchase opportunities throughout the reporting year. We participated in a number of offerings, including an opportunistic placing for Amadeus IT, the leading provider of IT solutions in the travel and tourism industry and the equity raising for African Petroleum Corp, a company well funded for a drilling program off the Gulf of Guinea. We also initiated a position in Phosagro through the company’s initial public offering (IPO), which we regarded as an excellent opportunity to gain exposure to a world-class phosphate supplier. Key sales included two long term strong performers for the Fund; Kazmunaigas and Centamin Egypt. We had been taking profits in the latter since the back end of 2010 and growing unrest in the Middle East spurred us to sell the remainder of our position.

Overall, there remains a disparity between the macroeconomic environment and conditions at a corporate level. Macroeconomic concerns have heavily influenced market behavior over the period while encouraging signals from many corporations continue to point to an ongoing recovery, albeit at a slower pace. Market returns are likely to be volatile over the coming months, but we remain comfortable with our positioning, and continue to seek out interesting ideas at sensible valuations.

Henderson Global Funds	Performance summary

European Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2011

At NAV	NASDAQ symbol	One year	Three years*	Five years*	Since inception (8/31/2001)*
Class A	HFEAX	25.13%	9.14%	9.01%	19.07%
Class B	HFEBX	24.18	8.33	8.19	18.37
Class C	HFECX	24.13	8.31	8.19	18.19
Class I**	HFEIX	25.40	9.35	9.13	19.14
With sales charge
Class A		17.92%	7.01%	7.72%	18.36%
Class B		20.18	7.47	8.04	18.37
Class C		24.13	8.31	8.19	18.19
Index
MSCI Europe Index		18.41%	-1.54%	1.62%	6.63%

* Average annual return

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.61%, 2.36%, 2.36% and 1.36% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Equity Income Fund

The first half of the period was dominated by positive macroeconomic data and above-consensus corporate earnings releases, which led to increased confidence in a global recovery. Following the earthquake in Japan, global growth began to slow and combined with further problems refinancing European sovereign debt, markets began to retreat. Global equity markets fell for much of the second quarter on concerns about slowing growth then rallied strongly at the end of June, only to fall back again through to the end of the period as uncertainty regarding the debate surrounding the US debt ceiling extension began.

Global Equity Income Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Royal Dutch Shell plc, Class B	3.5%
GlaxoSmithKline plc	3.4
Vodafone Group plc	3.3
British American Tobacco plc	2.8
BT Group plc	2.6
Diageo plc	2.4
Pfizer, Inc.	2.4
Unilever N.V.	2.2
Imperial Tobacco Group plc	2.1
Total S.A.	2.1

For the twelve month period ended July 31, 2011, the Fund returned 14.13% (Class A shares at NAV) versus the benchmark, the MSCI World Index, which posted a return of 19.16%. The Fund continued to meet its dividend income goals. Fund relative underperformance was on the back of a stock market rally that continued through the early part of 2011 led by pro-cyclical, earnings momentum-driven stocks, where the Fund, given its low-beta and more defensive positioning, is often underweight. This rally ended in mid-2011 and the Fund’s generally defensive stance benefited relative performance as markets fell.

At a stock level, the strongest performers included companies with defensive revenues such as Nestle, GlaxoSmithKline, Reynolds American and Heinz. By sector, the Fund benefited from strong stock selection in the Materials (BASF, BHP Billiton) and Utilities (National Grid) sectors, as well as the allocation to Energy (Royal Dutch Shell, Prosafe and ENI).

The Fund’s geographic exposure varied throughout the period in accordance with the investment process and dividend capture strategy. During the period we took advantage of market volatility to reduce positions in holdings that had recovered in order to invest in new positions where we see the potential for better opportunities from income and capital growth over the medium term.

Many economies are still recovering from the recent financial crisis, and on both sides of the Atlantic the decisions being debated by politicians are a reminder of this. Companies have been, in general, quick to react to economic changes and have taken advantage of the last few years’ recovery to adjust their cost bases and strengthen their balance sheets, and this is still being seen in their reported results.

We are using volatility in the market to refresh the portfolio. It is worth noting that equity valuations are attractive versus historic measures on metrics such as price-earnings ratios, dividend yields, and cash flow yields. While equity markets are likely to continue to be volatile through the summer, as situations such as the level of European sovereign debt and slowing economic growth in the West are debated, we believe the portfolio is well positioned for income and capital growth over the medium term.

Henderson Global Funds	Performance summary

Global Equity Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2011

At NAV	NASDAQ symbol	One year	Three years*	Since inception (11/30/06)*
Class A	HFQAX	14.13%	1.67%	0.99%
Class C	HFQCX	13.35	0.92	0.24
Class I**	HFQIX	14.55	1.90	1.14
With sales charge
Class A		7.52%	-0.32%	-0.28%
Class C		13.35	0.92	0.24
Index
MSCI World Index		19.16%	1.26%	0.36%
MSCI World High Dividend Yield Index		20.82	2.03	-0.30

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.37%, 2.12% and 1.12%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI World Index. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Leaders Fund

During the latter part of 2010, global equity markets built on the strong third quarter rally and this continued into 2011 with equity markets rising steadily on robust global economic data and positive company earnings. However, a dramatic correction came following increased turmoil and conflict in the Middle East and North Africa and a devastating earthquake, tsunami and nuclear failing in Japan. During the second quarter of 2011, equity markets were dominated by growing concerns about debt restructuring in Greece, the slowdown of the Chinese economy and concerns in the US after the second round of quantitative easing came to an end (QE2).

Global Leaders Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Apple, Inc.	5.6%
Tempur-Pedic International, Inc.	3.4
QUALCOMM, Inc.	3.2
Mead Johnson Nutrition Co.	3.1
American Tower Corp., Class A	3.1
Makita Corp.	3.1
United Parcel Service, Inc., Class B	3.0
Praxair, Inc.	2.9
SMC Corp.	2.7
SGS S.A.	2.7

The latter part of the period was dominated by uncertainty as markets awaited a solution to both the Eurozone crisis and news on the US debt. By the end of July, European leaders finally agreed on a new €109 billion bail-out for Greece, supported by the participation of private investors for the first time, and on the last day of the month, President Obama announced a much awaited agreement on the US debt ceiling.

For the twelve month period ended July 31, 2011, the Fund returned 16.42% (Class A at NAV) versus the benchmark MSCI World Index, which posted a return of 19.16%. Fund performance by region was mixed; the marginal overweight in Japan proved the most beneficial and the marginal underweight to Europe being the biggest drag. By sector, the overweight in Consumer Discretionary was the biggest positive contributor where Tempur-Pedic, Richemont, Sands China and Prada added value. There was disappointing stock performance within the Financials sector, and Industrial shipbuilder China Rongsheng was the biggest single drag on performance due to ongoing concerns over declining global shipbuilding orders and delivery delays.

Following the earthquake and tsunami we reduced our Japanese domestic exposure by selling out of Daiwa Securities, the Japanese financial services company, and Yamada Denki, the consumer electronic retailer. Exposure in Japan remains internationally exposed to Information Technology and Industrial companies. We participated in the Prada initial pubic offering (IPO), which launched on the Hong Kong stock exchange. We believe the company has a very strong brand and strategy execution and excellent growth opportunities through new store openings. Dollar General was a recent addition, the largest player in the dollar store segment of retailing operates in a growing niche market that is appealing to cash-strapped and cost conscious consumers, which has resulted in market share gains from other areas of retail.

We continue to be mindful that we are at an important juncture in the economic recovery; rising energy prices are putting pressure on household budgets and industrial recovery post the Japanese earthquake remains tepid. However, the US Federal Reserve remains ready to apply further stimulus but is upbeat on the prospects for a stronger second half to 2011. In this environment, we continue to expect interest rates to remain accommodative in western developed markets with mergers and acquisitions and share buybacks likely to increase. Additionally, valuations are still reasonable and profit margins remain on an upward trend.

Henderson Global Funds	Performance summary

Global Leaders Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2011

At NAV	NASDAQ symbol	One year	Three years*	Since inception (11/30/06)*
Class A	HFPAX	16.42%	0.66%	0.59%
Class C	HFPCX	15.57	-0.10	0.18
Class I**	HFPIX	16.53	0.70	0.62
With sales charge
Class A		9.74%	-1.30%	-0.67%
Class C		15.57	-0.10	0.18
Index
MSCI World Index		19.16%	1.26%	0.36%

* Average annual return

** Class I shares commenced operations on May 31, 2011. The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.07%, 2.82% and 1.82%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective June 1, 2011, the Henderson Global Opportunities Fund changed its name, investment objective and policies and became the Henderson Global Leaders Fund. The Fund’s historical performance may not represent current investment policies. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Technology Fund

During the latter part of 2010 the Technology sector outperformed the rise in general equity markets, benefiting from the ongoing expectations of a second phase of quantitative easing (QE2) from central banks and relatively strong quarterly results in the US. However, as macroeconomic concerns regarding the debt crisis in peripheral Europe came to the fore, enthusiasm for the Technology sector was dampened despite continued healthy quarterly results and economic data out of the US and around the globe. Volatility dominated the markets in the first quarter of 2011 as uncertainty about global factors such as political unrest in the Middle East, sovereign debt markets in Europe and the tragic earthquake in Japan impacted market sentiment. In this environment the Technology sector underperformed the broader market, mostly as a result of Japanese market underperformance. Turbulent global equity markets and fears of a slowdown in the global economy following a number of weak macroeconomic results put downward pressure on the sector late in the reporting period, but Technology outperformed the broader market in July as a number of large cap stocks within the sector reported positive quarters.

Global Technology Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Apple, Inc.	7.4%
Google, Inc., Class A	3.4
Priceline.com, Inc.	3.2
Check Point Software Technologies, Ltd.	3.1
Accenture plc, Class A	3.0
QUALCOMM, Inc.	3.0
NetApp, Inc.	3.0
Oracle Corp.	2.8
Cognizant Technology Solutions Corp.	2.2
Rightmove plc	2.1

For the twelve month period ended July 31, 2011, the Fund returned 27.64% (Class A at NAV) versus the benchmark MSCI AC World IT Index, which posted a return of 16.39%. Positive performance was primarily attributed to the Internet and Hardware sectors. At a stock level, among the best performing stocks were Priceline, an online travel booking website, HTC, smartphone manufacturer, Baidu, Chinese search engine and Apple. Our exposure to Electronic Equipment weighed on the portfolio and the biggest stock specific drags to performance included Cisco, IMAX, Adobe and Ericsson.

The most significant investment activity came from the new theme of electronic payment that emerged in the Fund. We believe ongoing penetration of payment terminals in emerging markets, together with new payment technologies (e.g. near field communications) in mature markets, will drive strong growth in the sector. New positions included MasterCard, as we believe the company is favorably positioned to capitalize as electronic payments continue to gain market share over traditional payment methods of cash and checks. We also purchased Wirecard, the online payment processor, which we believe may benefit from the secular shift to online retail as well as attractive growth opportunities in Asia and Ingenico, manufacturer and distributor of electronic terminals for payment processing.

The market is likely to remain volatile as many economies continue to wrestle with ongoing sovereign debt issues. However, the mid and longer term thesis for the Technology sector remains intact given low valuations, strong balance sheets and IT spending gradually recovering from below trend levels. We remain particularly enthusiastic about the strong growth trends in the themes to which this Fund is exposed; namely, e-commerce, online advertising, data growth, connectivity and electronic payment.

Henderson Global Funds	Performance summary

Global Technology Fund

Portfolio composition by country	Portfolio composition by industry
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2011

At NAV	NASDAQ symbol	One year	Three years*	Five years*	Since inception (8/31/01)*
Class A	HFGAX	27.64%	13.97%	11.35%	8.56%
Class B	HFGBX	26.69	13.11	10.52	7.95
Class C	HFGCX	26.69	13.10	10.52	7.77
Class I**	HFGIX	27.97	14.21	11.49	8.63
With sales charge
Class A		20.32%	11.74%	10.05%	7.91%
Class B		22.69	12.32	10.38	7.95
Class C		26.69	13.10	10.52	7.77
Index
MSCI AC World IT Index		16.39%	4.76%	5.92%	3.43%
S&P 500		19.65	2.92	2.39	3.30

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.64%, 2.39%, 2.39% and 1.39%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

International Opportunities Fund

Stock market returns were positive during the reporting period despite a number of headwinds on a top down basis such as sovereign debt worries (both in Europe and in the US), rising inflation and tightening monetary policy in emerging economies, political unrest in the Middle East/North Africa and massive natural disasters as seen in Japan.

The situation in the Middle East has settled down somewhat with oil prices stabilizing and though there were negative returns following the Japanese earthquake, the economic recovery has been better than expected. Inflation numbers on an annual basis for China are still high; however, the most recent figures show there is likely to be some slowdown from here. This may mean that China is nearing the end of its tightening cycle. However, the sovereign debt issues in Europe (Greece and Italy) and the US (end of QE2 and political strife regarding the debt ceiling) have continued and prompted a sharp rise in risk aversion and significant falls in share prices towards the end of the period.

International Opportunities Fund
Top 10 long-term holdings

Security	As a percentage of net assets
BP plc	3.3%
Tesco plc	3.3
Vivendi Universal S.A.	3.1
Roche Holding AG	2.9
Capita Group plc	2.7
BAE Systems plc	2.7
Essilor International S.A.	2.6
Fresenius SE & Co., KGaA	2.6
Industria de Diseno Textile S.A.	2.6
Deutsche Post AG	2.6

For the twelve month period ended July 31, 2011, the International Opportunities Fund returned 14.71% (Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of 17.70%. By sector on a relative basis, the underweight to Materials (as well as disappointing stock selection) detracted from returns offsetting gains from the overweight in Consumer Discretionary. Our overweight to China also detracted from the returns of the Fund.

Stock selection was strong in the European sub-portfolios where Volkswagen (now sold), Alcatel-Lucent, Inditex, Siemens, Kuhne & Nagel and SAP all contributed strongly to performance. Companies that had the most drag on performance included Japanese companies TDK, Nintendo and Daiwa Securities. Also, the Fund lost value when Sino-Forest was the subject of a damaging analyst report and fell very significantly. The Fund has since sold the holding.

The Fund made a significant allocation change early in 2011, pulling approximately $100 million of the Asia Pacific sub-portfolio and redistributing it primarily to Japan. Then mid-year we made the decision to begin reallocating from the European sub-portfolios for the benefit of Asia Pacific as the debt crisis in Europe worsened, and signals that China is nearing the end of its tightening cycle.

While there is currently a significant amount of headline risk in the newsflow with some of the recent economic news worse than anticipated, we do not expect economies to fall back into recession although we anticipate growth in the developed world will remain sluggish. Stocks performed well; however, valuations remain quite reasonable and much of the bad news has been discounted.

We continue to navigate markets with caution, acknowledging the headwinds and risks but ready to take advantage of opportunities when they present themselves. There will no doubt be further twists along the way, but we remain optimistic on the outlook for equity markets, encouraged by strong corporate earnings and cheap valuations.

Henderson Global Funds	Performance summary

International Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2011

At NAV	NASDAQ symbol	One year	Three years*	Five years*	Since inception (8/31/01)*
Class A	HFOAX	14.71%	0.51%	3.49%	10.74%
Class B	HFOBX	13.83	-0.24	2.73	10.09
Class C	HFOCX	13.84	-0.25	2.72	9.93
Class I**	HFOIX	14.96	0.73	3.63	10.81
Class R***	HFORX	14.39	0.27	3.27	10.48
With sales charge
Class A		8.09%	-1.45%	2.28%	10.08%
Class B		9.83	-1.25	2.55	10.09
Class C		13.84	-0.25	2.72	9.93
Index
MSCI EAFE Index		17.70%	-0.75%	1.43%	6.46%

* Average annual return.

** Class I shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

*** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and I shares are 1.49%, 2.24%, 2.24%, 1.74% and 1.24% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75%, 2.25% and 1.75% for Class A, B, C, R and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Japan Focus Fund

It was another volatile year for Japanese equities as the economy suffered a severe setback in the aftermath of the Tohoku earthquake. Supply chain disruptions and a strong currency punctured what had been a promising economic outlook. The stock market ended the year largely unchanged although this masked a near 20% fall and partial recovery following the disaster. The returns in US dollars were aided by a rise in the yen.

For the twelve month period ended July 31, 2011, the Fund returned 13.95% (Class A at NAV) versus the benchmark MSCI Japan Index, which posted a return of 13.16%. Utilities, being the most affected by the disaster, were the worst performing sector. The Fund has had no exposure to the Utility sector. Companies with overseas exposure generally performed better than those with a more domestic focus on account of the earthquake, which did not suit the structure of the portfolio. However, strong performances from a number of holdings more than offset the drag from unfavorable sector positioning, including Credit Saison, Daiwa House, Sekisui Chemical, Rakuten and Yamada Denki. Dragging the portfolio down was the underweight in auto companies along with poor performances from Nintendo on disappointment following the latest game console launch and Mitsui OSK, which suffered a decline in business following the earthquake.

Japan Focus Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Mitsubishi UFJ Financial Group, Inc.	5.1%
Yamada Denki Co., Ltd.	4.3
Sumitomo Mitsui Financial Group, Inc.	3.8
Canon, Inc.	3.7
Keyence Corp.	3.6
Rakuten, Inc.	3.5
Sekisui Chemical Co., Ltd.	3.1
Daiwa Securities Group, Inc.	3.0
Asahi Breweries, Ltd.	3.0
Daiwa House Industry Co., Ltd.	3.0

It was a relatively active period for the Fund with a number of changes being made. Complete disposals included Xebio (retail) where we believe a more attractive alternative was found in Rakuten, the largest e-commerce operator in the Japanese market. Rakuten has approximately 20% market share and continues to grow impressively with the prospect of being able to leverage its expertise in overseas markets. Bridgestone was sold into the face of rising commodity prices, which the company may struggle to pass on. The switch into Mitsui OSK proved premature given the disruptions to economic activity and a slowdown within China. The Fund disposed of its Asian share weighting to focus solely on the Japanese equity market. We believe this gives investors exposure to an equity market that is close to 20 year lows with a corporate sector that has been raising profitability as well as an economy emerging from a prolonged period of deflating prices. We believe that having been ignored for many years, investors will begin to refocus attention on one of the world’s largest economies and most liquid stock markets.

Markets have been roiled over the past couple of months on issues concerning the health of the US economy, default within the Eurozone and a possible Chinese hard landing. Equities have corrected to varying degrees and sentiment has eroded but valuations are supportive. Equities remain inexpensive; in Japan they are the cheapest they have been in a number of decades, but cheapness in itself may not raise market levels. What may stir investors within the Japanese market is a recovery in activity. Production is being restored more quickly than had been expected post-earthquake and consumption levels are exhibiting a robust recovery. This is encouraging and the latter may evolve into a trend worth following. The Fund retains its domestic bias since it is within the domestic sphere where we believe the best opportunities reside.

Henderson Global Funds	Performance summary

Japan Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2011

At NAV	NASDAQ symbol	One year	Three years*	Five years*	Since inception (1/31/06)*
Class A	HFJAX	13.95%	0.34%	-3.30%	-3.63%
Class C	HFJCX	12.93	-0.40	-4.03	-4.34
Class I*	HFJIX	13.95	0.34	-3.30	-3.63
With sales charge
Class A		7.39%	-1.61%	-4.44%	-4.66%
Class C		12.93	-0.40	-4.03	-4.34
Index
MSCI Japan Index		13.16%	-1.96%	-2.86%	-3.23%

* Average annual return.

** Class I shares commenced operations on May 31, 2011. The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A, C and I shares are 1.79%, 2.54% and 1.54%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.35%, 2.10% and 1.10% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective June 1, 2011, the Henderson Japan – Asia Focus Fund changed its name, investment objective and policies and became the Henderson Japan Focus Fund. The Fund’s historical performance may not represent current investment policies. The MSCI Japan Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2011

Shares		Value (note 2)

Common stocks - 93.89%

	Australia - 4.14%
371,216	African Petroleum Corp., Ltd. *	$297,707
857,820	Cape Lambert Resources, Ltd. *	556,017
		853,724

	Brazil - 7.91%
15,600	Banco do Brasil S.A.	264,451
9,800	CCR S.A.	295,040
9,200	Diagnosticos da America S.A.	114,195
9,900	Hypermarcas S.A.	76,093
10,000	Petroleo Brasileiro S.A., ADR	339,700
4,000	Tim Participacoes S.A., ADR	200,160
10,500	Vale S.A., ADR	340,620
		1,630,259

	Canada - 0.62%
169,161	Shamaran Petroleum Corp. *	127,475

	Chile - 0.62%
8,000	Quadra FNX Mining, Ltd. *	127,354

	China - 10.03%
4,407	Baidu, Inc., ADR *	692,207
12,700	Ctrip.com International, Ltd., ADR *	585,470
588,530	Industrial and Commercial Bank of China, Ltd., Class H	448,548
35,000	Ping An Insurance (Group) Co. of China, Ltd., Class H	340,850
		2,067,075

	Colombia - 0.74%
4,800	Petrominerales, Ltd.	153,126

	Hong Kong – 13.79%
318,000	Agile Property Holdings, Ltd.	514,104
213,000	Citic Pacific, Ltd.	461,324
213,000	CNOOC, Ltd.	474,988
1,511,000	Genting Hong Kong, Ltd. *	657,285
244,000	Sands China, Ltd. *	734,152
		2,841,853

	India - 4.70%
10,424	ICICI Bank, Ltd., ADR	485,445
22,585	Tata Motors, Ltd., ADR	483,771
		969,216
	Indonesia - 5.62%
1,248,500	PT Adaro Energy Tbk	389,124
401,904	PT Bank Mandiri	371,061
732,500	PT Mitra Adiperkasa Tbk	398,449
		1,158,634

	Italy - 2.08%
70,600	Prada SpA *	428,016

	Kazakhstan - 1.36%
796,299	International Petroleum, Ltd. *	148,719
13,346	Zhaikmunai LP, GDR *	132,125
		280,844

	Korea - 11.63%
3,591	Hyundai Glovis Co., Ltd.	653,962
2,887	Hyundai Motor Co.	643,503
12,726	Seegene, Inc. *	737,511
7,533	Shinhan Financial Group Co., Ltd.	360,824
		2,395,800

	Malaysia - 1.74%
273,200	SP Setia Berhad	358,989

	Mexico - 2.78%
4,050	Fomento Economico Mexicano, S.A.B de C.V., ADR	293,099
32,300	Grupo Financiero Banorte S.A.B de C.V.	141,448
6,200	Grupo Televisa S.A., ADR	137,578
		572,125

	Panama - 0.64%
2,000	Copa Holdings S.A., Class A	131,220

	South Africa - 3.39%
112,030	Hummingbird Resources plc *	228,026
123,923	Ncondezi Coal Co. *	268,506
139,546	Paragon Diamonds, Ltd. *	54,401
55,935	Petra Diamonds, Ltd. *	147,821
		698,754

	Taiwan - 5.59%
84,410	Advanced Semiconductor Engineering, Inc., ADR *	448,217
15,400	HTC Corp.	458,227
343,000	Yuanta Financial Holding Co., Ltd. *	245,038
		1,151,482

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2011 (continued)

		Value
Shares		(note 2)

	Thailand - 3.11%
108,200	Bangkok Bank Public
	Co., pcl	$640,312

	Ukraine - 1.77%
23,767	Avangardco Investments
	Public, Ltd. *	364,823

	United Kingdom - 10.02%
42,631	African Minerals, Ltd. *	433,506
232,226	Borders & Southern
	Petroleum *	232,524
33,820	Exillon Energy plc *	235,934
128,208	Gulf Keystone
	Petroleum, Ltd. *	292,521
54,016	Inchcape plc	345,260
54,550	InternetQ plc *	239,523
75,386	Kalahari Minerals plc *	286,464
		2,065,732

	United States – 1.61%
3,400	First Cash Financial
	Services, Inc. *	147,118
4,350	NII Holdings, Inc. *	184,223
		331,341

	Total common stocks
	(Cost $19,041,091)	19,348,154

Warrants - 2.34%

	India - 2.34%
37,972	Tata Steel, Ltd. Expires
	(12/21/15) (a) *	482,017

	Total warrants
	(Cost $530,075)	482,017

	Total long term investments
	(Cost $19,571,166)	19,830,171

Short term investment - 3.65%

751,320	Fidelity Institutional Treasury
	Portfolio	751,320

	Total short term investment
	(Cost $751,320)	751,320

Total investments - 99.88%
	(Cost $20,322,486)	20,581,491

Net other assets and
	liabilities – 0.12%	$25,355

Total net assets – 100.00%		$20,606,846

*	Non income producing security
(a)	This security has been deemed illiquid in accordance with the policies and procedures adopted by the Board of Trustees.
ADR	American Depositary Receipt
GDR	Global Depositary Receipts

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	13.16%
Oil & Gas Exploration & Production	10.17
Steel	6.69
Hotels, Resorts & Cruise Lines	6.03
Real Estate Development	4.24
Biotechnology	3.58
Casinos & Gaming	3.56
Internet Software & Services	3.36
Coal & Consumable Fuels	3.19
Air Freight & Logistics	3.17
Automobile Manufacturers	3.12
Precious Metals & Minerals	3.08
Construction, Farm Machinery & Heavy Trucks	2.35
Industrial Conglomerates	2.24
Communications Equipment	2.22
Semiconductors	2.18
Apparel, Accessories & Luxury Goods	2.08
Diversified Metals & Mining	2.01
General Merchandise Stores	1.93
Wireless Telecommunication Services	1.87
Packaged Foods & Meats	1.77
Distributors	1.68
Life & Health Insurance	1.65
Integrated Oil & Gas	1.65
Highways & Railtracks	1.43
Soft Drinks	1.42
Investment Banking & Brokerage	1.19
Advertising	1.16
Gold	1.11
Consumer Finance	0.71
Broadcasting	0.67
Airlines	0.64
Health Care Services	0.55
Personal Products	0.37
Long Term Investments	96.23
Short Term Investment	3.65
Total Investments	99.88
Net Other Assets and Liabilities	0.12
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2011

		Value
Shares		(note 2)

Common stocks - 97.21%

	Australia - 1.73%
13,552,214	African Petroleum
	Corp., Ltd. *	$10,868,582

	Austria - 1.07%
55,076	Lenzing AG	6,750,528

	Belgium - 0.83%
391,259	Nyrstar *	5,207,094

	France - 13.52%
4,218,058	Alcatel-Lucent *	16,697,847
189,421	Alstom S.A.	10,003,935
477,825	AXA S.A.	9,001,148
124,740	Lafarge S.A.	6,699,947
271,811	Renault S.A.	14,554,406
119,103	Vallourec S.A.	12,171,407
664,397	Vivendi S.A.	15,947,789
		85,076,479

	Germany - 9.01%
125,490	Continental AG *	12,550,028
112,947	Fresenius SE & Co., KGaA	12,098,978
176,038	HeidelbergCement AG	9,725,884
4,710,814	Sky Deutschland AG *	22,317,278
		56,692,168

	Ireland - 0.98%
44,871,795	Petroceltic
	International plc *	6,194,374

	Italy - 0.36%
277,479	Azimut Holding SpA	2,272,644

	Kazakhstan - 2.71%
1,724,139	Zhaikmunai LP, GDR *	17,068,976

	Luxembourg - 3.28%
230,209	APERAM	6,427,194
5,437,200	Northland Resources S.A. *	14,238,531
		20,665,725

	Netherlands – 0.00%
414,902	Amtel Vredestein N.V.,
	GDR (a) (b) *	—

	Portugal - 2.00%
557,532	Galp Energia, SGPS, S.A.,
	B Shares	12,613,592

	Russia - 1.41%
624,195	Phosagro OAO, GDR *	8,863,569

	Spain - 5.01%
768,101	Amadeus IT Holding S.A.,
	A Shares *	15,506,757
731,283	Grifols S.A. *	16,019,142
		31,525,899

	Switzerland - 4.16%
203,955	GAM Holding, Ltd. *	3,174,447
17,936	Kuoni Reisen Holding AG * ..	6,979,099
168,938	Sonova Holding AG *	16,001,942
		26,155,488

	United Kingdom - 51.14%
2,721,780	African Minerals, Ltd. *	27,677,211
213,687	Anglo American plc	10,171,947
1,455,694	Aviva plc	9,529,130
2,134,528	BAE Systems plc	10,651,320
6,390,000	Borders & Southern
	Petroleum *	6,398,213
3,799,674	BP plc	28,752,476
2,826,666	BT Group plc	9,326,067
4,350,000	Caparo Energy, Ltd. (a) *	7,711,538
5,227,323	Cobham plc	17,478,266
1,841,007	Essar Energy, Ltd. *	10,894,033
2,849,429	European Goldfields, Ltd. *	36,365,220
1,854,669	Exillon Energy plc *	12,938,482
2,251,157	FirstGroup plc	13,468,874
4,148,825	Gulf Keystone
	Petroleum, Ltd. *	9,466,031
248,925	Imperial Tobacco Group plc	8,650,025
5,888,184	ITV plc *	6,760,784
2,467,498	Juridica Investments,
	Ltd. (a) *	3,969,272
4,659,704	Kalahari Minerals plc *	17,706,687
444,329	London Mining plc *	2,859,030
1,422,469	Resolution, Ltd.	6,449,031
1,263,125	Smith & Nephew plc	13,290,225
3,240,000	Tesco plc	20,393,029
2,721,093	The Sage Group plc	12,256,190
343,817	Vedanta Resources plc	9,989,152
2,304,642	William Hill plc	8,734,849
		321,887,082

	Total common stocks
	(Cost $532,911,540)	611,842,200

REITS - 1.03%

	United Kingdom - 1.03%
774,467	Shaftesbury plc	6,502,443

	Total REITS
	(Cost $3,628,980)	6,502,443

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2011 (continued)

		Value
Contracts		(note 2)

Options purchased - 0.25%

	United Kingdom - 0.25%
5,019	BP plc, Call @ $519
	Expires 6/15/12	$1,379,939
4,761	BP plc, Call @ $719
	Expires 12/21/12	156,299
		1,536,238

	Total options purchased
	(Cost $1,884,013)	1,536,238

	Total long term investments
	(Cost $538,424,533)	619,880,881

Shares

Short term investment - 1.50%

9,448,280	Fidelity Institutional
	Treasury Portfolio	9,448,280

	Total short term investment
	(Cost $9,448,280)	9,448,280

Total investments - 99.99%
	(Cost $547,872,813)	629,329,161

Net other assets and
	liabilities – 0.01%	79,671

Total net assets – 100.00%		$629,408,832

*	Non income producing security
(a)	This security has been deemed illiquid in accordance
with the policies and procedures adopted by the Board
of Trustees.
(b)	Fair valued at July 31, 2011 as determined in good
faith using procedures adopted by Board of Trustees.
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	11.73%
Diversified Metals & Mining	9.11
Integrated Oil & Gas	6.82
Health Care Equipment	6.58
Gold	5.78
Aerospace & Defense	4.47
Precious Metals & Minerals	4.40
Cable & Satellite	3.55
Food Retail	3.24
Multi-line Insurance	2.94
Communications Equipment	2.65
Construction Materials	2.61
Biotechnology	2.55
Movies & Entertainment	2.53
Data Processing & Outsourced Services	2.46
Automobile Manufacturers	2.31
Trucking	2.14
Tires & Rubber	1.99
Application Software	1.95
Industrial Machinery	1.93
Heavy Electrical Equipment	1.59
Integrated Telecommunication Services	1.48
Steel	1.48
Fertilizers & Agricultural Chemicals	1.41
Casinos & Gaming	1.39
Tobacco	1.37
Independent Power Producers &
Energy Traders	1.23
Hotels, Resorts & Cruise Lines	1.11
Broadcasting	1.07
Commodity Chemicals	1.07
Diversified REIT’s	1.03
Life & Health Insurance	1.02
Asset Management & Custody Banks	0.87
Industrial Conglomerates	0.63
Long Term Investments	98.49
Short Term Investment	1.50
Total Investments	99.99
Net Other Assets and Liabilities	0.01
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2011

		Value
Shares		(note 2)

Common stocks - 95.76%

	Australia - 2.44%
213,603	BHP Billiton, Ltd.	$9,719,798
4,251,189	DUET Group	7,239,055
99,267	Rio Tinto, Ltd.	8,724,382
		25,683,235

	Brazil - 2.15%
364,882	CCR S.A.	10,985,163
413,988	Cielo S.A., ADR	11,566,825
		22,551,988

	Canada - 3.43%
331,508	Bank of Montreal	20,828,327
260,825	BCE, Inc.	9,953,090
116,332	Crescent Point
	Energy Corp.	5,229,431
		36,010,848

	Cyprus - 0.89%
1,249,055	ProSafe SE	9,334,913

	Czech Republic - 0.46%
190,197	Telefonica Czech
	Republic a.s.	4,838,453

	Denmark - 0.29%
326,011	TDC A/S *	3,032,587

	France - 7.08%
548,953	AXA S.A.	10,341,039
164,552	Compagnie de
	Saint-Gobain	9,552,364
467,789	France Telecom S.A.	9,706,072
133,237	Neopost S.A.	10,663,662
409,951	Total S.A.	22,254,623
116,942	Vallourec S.A.	11,950,569
		74,468,329

	Germany - 1.03%
82,534	Allianz SE	10,799,083

	Greece - 0.44%
281,344	OPAP S.A.	4,669,238

	Italy - 4.27%
453,608	Atlantia SpA	8,414,596
3,110,467	Enel SpA	17,967,100
848,337	ENI SpA	18,504,038
		44,885,734

	Japan - 0.84%
279,600	Sumitomo Mitsui Financial
	Group, Inc.	8,839,987

	Netherlands - 5.75%
1,013,580	Royal Dutch Shell plc,
	Class B	37,259,506
712,359	Unilever N.V.	23,184,271
		60,443,777

	Norway - 0.83%
250,190	Seadrill, Ltd.	8,745,010

	Singapore - 3.88%
1,773,200	Keppel Corp., Ltd.	16,302,071
2,346,000	SembCorp Industries, Ltd.	9,878,100
2,910,000	Singapore
	Telecommunications, Ltd.	8,047,754
1,005,000	Venture Corp., Ltd.	6,577,028
		40,804,953

	South Africa - 0.47%
65,000	Kumba Iron Ore, Ltd.	4,962,487

	Sweden - 0.64%
313,201	Tele2 AB, Class B	6,685,777

	Taiwan - 5.52%
304,112	Chunghwa Telecom Co.,
	Ltd., ADR	10,570,933
7,836,000	CTCI Corp.	10,571,011
342,877	HTC Corp.	10,202,302
4,933,000	Quanta Computer, Inc.	12,146,243
1,171,469	Taiwan Semiconductor
	Manufacturing Co.,
	Ltd., ADR	14,479,357
		57,969,846

	United Kingdom - 37.63%
1,867,839	Amlin plc	12,358,911
2,643,533	Aviva plc	17,304,851
3,245,563	BAE Systems plc	16,195,398
639,631	British American
	Tobacco plc	29,613,081
8,379,409	BT Group plc	27,646,326
2,346,457	Catlin Group, Ltd.	15,961,009
345,704	Close Brothers Group plc	4,221,875
1,167,683	Dairy Crest Group plc	7,197,189
1,256,438	Diageo plc	25,676,652
750,000	Drax Group plc	6,586,323
2,855,464	Electrocomponents plc	10,892,832
1,399,427	FirstGroup plc	8,372,897
1,590,880	GlaxoSmithKline plc	35,618,841
6,561,385	Hays plc	9,677,019

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2011 (continued)

		Value
Shares		(note 2)

	United Kingdom - (continued)
643,357	Imperial Tobacco
	Group plc	$22,356,349
1,535,873	National Grid plc	15,050,732
703,670	Pearson plc	13,560,169
660,082	Provident Financial plc	12,091,775
938,705	Scottish & Southern
	Energy plc	20,138,759
279,387	Smiths Group plc	5,205,112
3,957,753	Smiths News plc	5,440,784
5,413,313	Standard Life plc	17,602,551
3,454,567	Tesco plc	21,743,545
12,400,066	Vodafone Group plc	35,009,058
		395,522,038

	United States - 17.72%
381,864	AGL Resources, Inc.	15,580,051
476,831	Duke Energy Corp.	8,869,057
286,723	H.J. Heinz Co.	15,093,099
277,690	Johnson & Johnson	17,991,535
241,719	McGraw-Hill Cos., Inc.	10,055,510
500,388	Microsoft Corp.	13,710,631
1,046,481	New York Community
	Bancorp, Inc.	14,158,888
1,320,040	Pfizer, Inc.	25,397,570
374,247	Pitney Bowes, Inc.	8,065,023
244,057	Progress Energy, Inc.	11,407,224
164,290	Reynolds American, Inc.	5,783,008
141,466	The Coca-Cola Co.	9,621,103
154,275	United Parcel Service, Inc.,
	Class B	10,678,915
563,170	Verizon
	Communications, Inc.	19,874,269
		186,285,883

	Total common stocks
	(Cost $977,068,681)	1,006,534,166

REITS - 1.47%

	United Kingdom - 1.47%
1,098,290	Land Securities Group plc	15,413,850

	Total REITS
	(Cost $15,037,011)	15,413,850

	Total long term investments
	(Cost $992,105,692)	1,021,948,016

Short term investments - 2.76%
12,856,125	Federated
	Obligations Fund	12,856,125
16,213,958	Fidelity Institutional
	Treasury Portfolio	16,213,958

	Total short term investments
	(Cost $29,070,083)	29,070,083

Total investments - 99.99%
	(Cost $1,021,175,775)	1,051,018,099

Net other assets and
	liabilities – 0.01%	52,839

Total net assets – 100.00%		$1,051,070,938

*	Non income producing security
ADR	American Depositary Receipts

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2011 (continued)

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Integrated Telecommunication Services	9.55%
Pharmaceuticals	7.52
Integrated Oil & Gas	7.42
Electric Utilities	5.56
Tobacco	5.49
Packaged Foods & Meats	4.33
Multi-line Insurance	3.66
Wireless Telecommunication Services	3.33
Industrial Conglomerates	2.99
Diversified Banks	2.82
Property & Casualty Insurance	2.69
Distillers & Vintners	2.44
Publishing	2.25
Multi-Utilities	2.12
Food Retail	2.07
Highways & Railtracks	1.84
Diversified Metals & Mining	1.75
Life & Health Insurance	1.67
Aerospace & Defense	1.54
Gas Utilities	1.48
Retail REIT’s	1.47
Semiconductors	1.38
Thrifts & Mortgage Finance	1.35
Systems Software	1.30
Computer Hardware	1.15
Consumer Finance	1.15
Industrial Machinery	1.14
Data Processing & Outsourced Services	1.10
Technology Distributors	1.04
Air Freight & Logistics	1.02
Office Electronics	1.01
Construction & Engineering	1.01
Communications Equipment	0.97
Human Resource & Employment Services	0.92
Soft Drinks	0.91
Building Products	0.91
Oil & Gas Equipment & Services	0.89
Oil & Gas Drilling	0.83
Trucking	0.80
Office Services & Supplies	0.77
Independent Power Producers &
Energy Traders	0.63
Electronic Manufacturing Services	0.63
Distributors	0.52
Oil & Gas Exploration & Production	0.50
Steel	0.47
Casinos & Gaming	0.44
Diversified Capital Markets	0.40
Long Term Investments	97.23
Short Term Investments	2.76
Total Investments	99.99
Net Other Assets and Liabilities	0.01
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Leaders Fund
July 31, 2011

		Value
Shares		(note 2)

Common stocks - 99.65%

	Brazil - 1.08%
5,000	Petroleo Brasileiro S.A., ADR	$169,850

	China - 2.38%
809,000	Bank of China, Ltd.,
	Class H	372,646

	Germany - 1.64%
4,659	Metro AG	257,973

	Hong Kong - 3.29%
271,000	361 Degrees International,
	Ltd.	142,563
124,000	Sands China, Ltd. *	373,094
		515,657

	Italy - 6.13%
11,304	Luxottica Group SpA	358,964
57,300	Prada SpA *	347,384
4,868	Saipem SpA	254,472
		960,820

	Japan - 11.26%
1,234	Keyence Corp.	348,953
26,000	Kubota Corp.	237,423
10,200	Makita Corp.	480,951
2,300	SMC Corp.	423,940
7,000	SOFTBANK Corp.	273,689
		1,764,956

	Netherlands - 1.49%
5,171	Randstad Holding N.V.	233,494

	Singapore - 2.61%
44,600	Keppel Corp., Ltd.	410,034

	Switzerland - 6.51%
9,544	ABB, Ltd. *	230,157
5,774	Compagnie Financiere
	Richemont S.A.	374,516
213	SGS S.A.	415,689
		1,020,362

	United Kingdom - 12.21%
4,810	Autonomy Corp., plc *	132,721
63,544	Essar Energy, Ltd. *	376,017
56,080	International Power plc	281,405
29,180	Serco Group plc	258,647
8,493	Shire plc	295,407
12,613	Unilever plc	403,307
7,881	Xstrata plc	167,589
		1,915,093

	United States - 51.05%
9,163	American Tower Corp.,
	Class A *	481,332
4,700	Anadarko Petroleum Corp. ..	388,032
2,268	Apple, Inc. *	885,609
9,500	Carnival Corp.	316,350
9,700	Dollar General Corp. *	305,162
4,600	Emerson Electric Co.	225,814
5,838	Express Scripts, Inc. *	316,770
5,061	Hess Corp.	346,982
8,500	Intuit, Inc. *	396,950
6,800	Kansas City Southern *	403,580
23,500	KKR & Co., L.P.	344,275
9,498	Lazard, Ltd., Class A	319,133
9,600	Lowe’s Cos, Inc.	207,168
6,750	Mead Johnson
	Nutrition Co.	481,747
4,362	Praxair, Inc.	452,078
9,300	QUALCOMM, Inc.	509,454
7,300	Tempur-Pedic
	International, Inc. *	525,673
8,400	The Walt Disney Co.	324,408
5,170	Thermo Fisher Scientific,
	Inc. *	310,665
6,700	United Parcel Service, Inc.,
	Class B	463,774
		8,004,956

	Total long term investments
	(Cost $12,471,455)	15,625,841

Short term investment - 1.24%
194,809	Fidelity Institutional
	Treasury Portfolio	194,809

	Total short term investment
	(Cost $194,809)	194,809

Total investments - 100.89%
	(Cost $12,666,264)	15,820,650

Net other assets and
	liabilities – (0.89)%	(139,523)

Total net assets – 100.00%		$15,681,127

*	Non income producing security
ADR	American Depositary Receipts

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Leaders Fund
July 31, 2011 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Apparel, Accessories & Luxury Goods	7.80%
Industrial Machinery	5.77
Computer Hardware	5.65
Packaged Foods & Meats	5.64
Oil & Gas Exploration & Production	4.87
Wireless Telecommunication Services	4.81
Application Software	3.38
Home Furnishings	3.35
Integrated Oil & Gas	3.30
Communications Equipment	3.25
Air Freight & Logistics	2.96
Industrial Gases	2.88
Research & Consulting Services	2.65
Industrial Conglomerates	2.61
Railroads	2.57
Casinos & Gaming	2.38
Diversified Banks	2.38
Electronic Equipment & Instruments	2.23
Asset Management & Custody Banks	2.20
Movies & Entertainment	2.07
Investment Banking & Brokerage	2.04
Health Care Services	2.02
Hotels, Resorts & Cruise Lines	2.02
Life Sciences Tools & Services	1.98
General Merchandise Stores	1.95
Pharmaceuticals	1.88
Independent Power Producers &
Energy Traders	1.79
Environmental & Facilities Services	1.65
Hypermarkets & Super Centers	1.65
Oil & Gas Equipment & Services	1.62
Construction & Farm Machinery &
Heavy Trucks	1.51
Human Resource & Employment Services	1.49
Heavy Electrical Equipment	1.47
Electrical Components & Equipment	1.44
Home Improvement Retail	1.32
Diversified Metals & Mining	1.07
Long Term Investments	99.65
Short Term Investment	1.24
Total Investments	100.89
Net Other Assets and Liabilities	(0.89)
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Technology Fund
July 31, 2011

		Value
Shares		(note 2)

Common stocks - 94.25%

	China - 8.92%
59,994	51job, Inc., ADR *	$3,962,604
44,226	Baidu.com, Inc., ADR *	6,946,578
623,810	China Digital TV Holding
	Co., Ltd., ADR	3,000,526
119,930	Ctrip.com International,
	Ltd., ADR *	5,528,773
106,803	NetEase.com, Inc., ADR *	5,395,688
194,154	Tencent Holdings, Ltd.	5,057,034
		29,891,203

	France - 1.37%
108,898	Ingenico S.A.	4,601,161

	Germany - 1.59%
309,231	Wirecard AG	5,327,562

	Ireland - 3.00%
170,165	Accenture plc, Class A	10,063,558

	Israel - 3.14%
182,239	Check Point Software
	Technologies, Ltd. *	10,506,078

	Korea - 1.43%
5,994	Samsung Electronics
	Co., Ltd.	4,798,384

	Mauritius - 0.55%
82,346	Makemytrip, Ltd. *	1,829,728

	Netherlands - 1.57%
146,760	ASML Holding N.V.	5,268,820

	South Africa - 1.48%
92,627	Naspers, Ltd.	4,964,685

	Sweden - 1.38%
368,910	Telefonaktiebolaget LM
	Ericsson, ADR	4,611,375

	Switzerland - 1.05%
145,093	Temenos Group AG *	3,502,658

	Taiwan - 6.54%
757,000	Catcher Technology
	Co., Ltd.	6,615,596
399,890	Hiwin Technologies Corp.	4,839,923
156,450	HTC Corp.	4,655,168
671,000	Simplo Technology
	Co., Ltd.	5,782,577
		21,893,264

	United Kingdom - 8.25%
2,050,464	Blinkx plc *	3,677,067
348,089	Rightmove plc	6,982,155
1,945,007	Spirent Communications
	plc	4,163,195
616,245	Telecity Group plc *	5,593,795
102,118	Velti plc *	1,685,968
1,960,996	Vodafone Group plc	5,536,473
		27,638,653

	United States - 53.98%
155,585	Adobe Systems, Inc. *	4,312,816
24,432	Amazon.com, Inc. *	5,436,609
63,715	Apple, Inc. *	24,879,433
106,556	Cognizant Technology
	Solutions Corp. *	7,445,068
298,197	Dell, Inc. *	4,842,719
165,423	eBay, Inc. *	5,417,603
46,745	F5 Networks, Inc. *	4,369,723
80,749	Fusion-io, Inc. *	2,390,978
129,681	Gartner, Inc. *	4,786,526
19,136	Google, Inc., Class A *	11,552,212
28,704	International Business
	Machines Corp.	5,219,822
97,077	Intuit, Inc. *	4,533,496
16,907	MasterCard, Inc., Class A	5,127,048
66,958	MercadoLibre, Inc.	5,317,804
103,843	MICROS Systems, Inc. *	5,085,192
215,926	Microsoft Corp.	5,916,372
210,546	NetApp, Inc. *	10,005,146
19,015	NetFlix, Inc. *	5,057,800
61,518	OpenTable, Inc. *	4,359,165
304,855	Oracle Corp.	9,322,466
168,248	Polycom, Inc. *	4,547,743
74,864	Polypore International, Inc. * ..	5,090,752
20,192	Priceline.com, Inc. *	10,856,229
183,374	QUALCOMM, Inc.	10,045,228
195,417	Skyworks Solutions, Inc. *	4,946,004
86,448	Teradata Corp. *	4,751,182
52,262	VMware, Inc., Class A *	5,243,969
		180,859,105

	Total long term investments
	(Cost $243,603,674)	315,756,234

Short term investment - 1.68%
5,643,733	Fidelity Institutional
	Treasury Portfolio	5,643,733

	Total short term investment
	(Cost $5,643,733)	5,643,733

See notes to financial statements

Henderson Global Funds	Portfolio of investments
(unaudited)

Global Technology Fund
July 31, 2011 (continued)

Value
Shares	(note 2)

Total investments - 95.93%
(Cost $249,247,407)	$321,399,967

Net other assets and
liabilities – 4.07%	13,623,032

Total net assets – 100.00%	$335,022,999

*	Non income producing security
ADR	American Depositary Receipts

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Internet Software & Services	15.92%
Systems Software	11.27
Communications Equipment	9.67
IT Consulting & Other Services	9.63
Computer Hardware	8.87
Computer Storage & Peripherals	8.30
Internet Retail	6.92
Application Software	3.69
Data Processing & Outsourced Services	3.12
Semiconductors	2.91
Publishing	2.08
Wireless Telecommunication Services	1.65
Hotels, Resorts & Cruise Lines	1.65
Semiconductor Equipment	1.57
Electrical Components & Equipment	1.52
Cable & Satellite	1.48
Industrial Machinery	1.45
Electronic Equipment & Instruments	1.37
Human Resource & Employment Services	1.18
Long Term Investments	94.25
Short Term Investment	1.68
Total Investments	95.93
Net Other Assets and Liabilities	4.07
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2011

		Value
Shares		(note 2)

Common stocks - 97.88%

	China - 7.74%
105,445,900	Bank of China, Ltd.,
	Class H	$48,571,070
649,810	Ctrip.com International,
	Ltd., ADR *	29,956,241
22,518,000	Dongfeng Motor Group
	Co., Ltd., Class H	44,552,053
24,550,000	Guangzhou R&F Properties
	Co., Ltd., Class H	31,625,597
5,118,500	Ping An Insurance (Group)
	Co. of China, Ltd., Class H	49,846,884
2,468,900	Tencent Holdings, Ltd.	64,306,233
		268,858,078

	France - 17.82%
20,473,520	Alcatel-Lucent *	81,047,654
1,548,503	Alstom S.A.	81,781,450
4,293,736	AXA S.A.	80,884,324
1,133,002	Essilor International S.A.	91,022,026
1,625,250	Renault S.A.	87,025,721
1,152,778	Sodexho	88,287,500
4,528,692	Vivendi Universal S.A.	108,704,017
		618,752,692

	Germany - 14.10%
744,937	Continental AG *	74,499,801
5,031,450	Deutsche Post AG	89,069,743
847,522	Fresenius SE & Co., KGaA ..	90,787,270
1,350,002	HeidelbergCement AG	74,585,960
1,415,625	SAP AG	88,778,755
560,000	Siemens AG	71,920,833
		489,642,362

	Hong Kong - 4.31%
82,344,000	Lenovo Group, Ltd.	52,193,021
5,591,000	Shanghai Industrial
	Holdings, Ltd.	20,337,431
18,172,000	Sino Land Co., Ltd.	30,823,909
72,374,000	Skyworth Digital
	Holdings, Ltd.	46,430,794
		149,785,155

	Ireland - 0.80%
468,341	Accenture plc, Class A	27,697,687

	Israel - 0.67%
404,305	Check Point Software
	Technologies, Ltd. *	23,308,183

	Japan - 18.45%
1,527,700	Canon, Inc.	74,415,470
17,428,000	Daiwa Securities
	Group, Inc.	76,064,272
247,900	Keyence Corp.	70,101,747
310,100	Nintendo Co., Ltd.	49,504,826
1,925,100	NSD Co., Ltd.	16,629,103
65,594	Rakuten, Inc.	66,714,427
7,486,000	Sekisui Chemical Co., Ltd.	69,331,922
2,538,800	Sumitomo Mitsui Financial
	Group, Inc.	80,268,094
1,034,660	Yamada Denki Co., Ltd.	82,654,530
3,205,600	Yamato Holdings Co., Ltd.	55,047,129
		640,731,520

	Korea - 2.15%
869,000	KB Financial Group, Inc.	43,272,787
2,522,770	Korean Reinsurance Co.	31,585,473
		74,858,260

	Singapore - 1.39%
3,754,530	DBS Group Holdings, Ltd.	48,424,426

	Spain - 2.61%
999,344	Industria de Diseno
	Textile S.A.	90,666,305

	Switzerland - 5.27%
587,615	Kuehne & Nagel
	International AG	82,425,127
558,441	Roche Holding AG	100,470,422
		182,895,549

	Thailand - 1.51%
4,507,000	PTT pcl	52,436,848

	United Kingdom - 16.19%
1,306,584	Anglo American plc	62,196,124
18,507,900	BAE Systems plc	92,354,639
14,813,792	BP plc	112,097,300
8,034,352	Capita Group plc	94,689,819
8,672,571	Essar Energy, Ltd. *	51,319,347
1,062,666	Imperial Tobacco
	Group plc	36,927,136
17,934,732	Tesco plc	112,883,800
		562,468,165

	United States - 4.87%
114,151	Apple, Inc. *	44,573,682
56,346	Google, Inc., Class A *	34,015,517
600,310	NetApp, Inc. *	28,526,731
986,710	Oracle Corp.	30,173,592
58,999	Priceline.com, Inc. *	31,720,812
		169,010,334

	Total common stocks
	(Cost $2,957,198,742)	3,399,535,564

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2011 (continued)

		Value
Contracts		(note 2)

Options purchased - 0.07%

	United Kingdom - 0.07%
7,785	BP plc, Call @ $519
	Expires 6/15/12	$2,140,432
7,401	BP plc, Call @ $719
	Expires 12/21/12	242,968

	Total options purchased
	(Cost $2,923,391)	2,383,400

	Total long term investments
	(Cost $2,960,122,133)	3,401,918,964

Shares

Short term investment - 1.94%
67,218,966	Henderson Money
	Market Fund (a)	67,218,966

	Total short term investment
	(Cost $67,218,966)	67,218,966

Total investments - 99.89%
	(Cost $3,027,341,099)	3,469,137,930

Net other assets and
	liabilities – 0.11%	3,844,194

Total net assets – 100.00%		$3,472,982,124

*	Non income producing security
(a)	Affiliated holding, see notes to financial statements for further information.
ADR	American Depositary Receipts

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	6.35%
Integrated Oil & Gas	4.81
Air Freight & Logistics	4.15
Automobile Manufacturers	3.79
Food Retail	3.25
Movies & Entertainment	3.13
Application Software	3.03
Pharmaceuticals	2.89
Internet Retail	2.83
Internet Software & Services	2.83
Computer Hardware	2.79
Human Resource & Employment Services	2.73
Aerospace & Defense	2.66
Industrial Conglomerates	2.66
Health Care Supplies	2.62
Health Care Equipment	2.61
Apparel Retail	2.61
Restaurants	2.54
Computer & Electronics Retail	2.38
Marine	2.37
Heavy Electrical Equipment	2.35
Communications Equipment	2.33
Multi-line Insurance	2.33
Investment Banking & Brokerage	2.19
Construction Materials	2.15
Auto Parts & Equipment	2.14
Office Electronics	2.14
Electronic Equipment & Instruments	2.02
Homebuilding	2.00
Real Estate Development	1.80
Diversified Metals & Mining	1.79
Systems Software	1.54
Oil & Gas Exploration & Production	1.48
Life & Health Insurance	1.44
Home Entertainment Software	1.43
Consumer Electronics	1.34
Tobacco	1.06
Reinsurance	0.91
Hotels, Resorts & Cruise Lines	0.86
Computer Storage & Peripherals	0.82
IT Consulting & Other Services	0.80
Long Term Investments	97.95
Short Term Investment	1.94
Total Investments	99.89
Net Other Assets and Liabilities	0.11
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Japan Focus Fund
July 31, 2011

		Value
Shares		(note 2)

Common stocks - 89.19%

	Japan - 89.19%
61,600	Asahi Breweries, Ltd.	$1,305,854
20,300	Benesse Holdings, Inc.	879,399
33,500	Canon, Inc.	1,631,811
71,300	Credit Saison Co., Ltd.	1,215,115
97,000	Daiwa House Industry
	Co., Ltd.	1,304,085
300,000	Daiwa Securities
	Group, Inc.	1,309,346
22,260	Hakuhodo DY
	Holdings, Inc.	1,230,321
136	INPEX Corp.	1,058,180
5,600	Keyence Corp.	1,583,581
439,600	Mitsubishi UFJ Financial
	Group, Inc.	2,238,400
205,000	Mitsui OSK Lines, Ltd.	1,078,457
720,800	Mizuho Financial
	Group, Inc.	1,189,084
18,800	Murata Manufacturing
	Co., Ltd.	1,223,459
7,600	Nintendo Co., Ltd.	1,213,275
24,500	Nippon Telegraph and
	Telephone Corp.	1,209,326
5,710	Nippon Television
	Network Corp.	871,501
47,700	NS Solutions Corp.	1,127,674
29,900	NSD Co., Ltd.	258,278
679	NTT DoCoMo, Inc.	1,248,016
1,499	Rakuten, Inc.	1,524,605
19,600	SANKYO Co., Ltd.	1,046,386
16,200	Secom Co., Ltd.	811,210
146,000	Sekisui Chemical Co., Ltd.	1,352,186
35,600	Seven & I Holdings
	Co., Ltd.	1,015,029
23,000	Shin-Etsu Chemical
	Co., Ltd.	1,244,333
53,400	Sumitomo Mitsui
	Financial Group, Inc.	1,688,324
18,400	Takeda Pharmaceutical
	Co., Ltd.	878,353
17,500	TDK Corp.	906,995
537	The Dai-ichi Life
	Insurance Co., Ltd.	761,014
41,100	Tokio Marine Holdings, Inc. ..	1,214,555
60,600	Tokyo Broadcasting
	System, Inc.	772,997
23,590	Yamada Denki Co., Ltd.	1,884,503
65,700	Yamato Holdings Co., Ltd.	1,128,212
		$39,403,864

	Total long term investments
	(Cost $37,043,497)	$39,403,864

Short term investment - 8.14%

3,596,920	Fidelity Institutional
	Treasury Portfolio	$3,596,920

	Total short term investment
	(Cost $3,596,920)	3,596,920

Total investments - 97.33%
	(Cost $40,640,417)	43,000,784

Net other assets and
	liabilities – 2.67%	1,180,308

Total net assets – 100.00%		$44,181,092

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Japan Focus Fund
July 31, 2011 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	11.58%
Electronic Components	4.82
Computer & Electronics Retail	4.27
Broadcasting	3.72
Office Electronics	3.69
Electronic Equipment & Instruments	3.58
Internet Retail	3.45
Homebuilding	3.06
Investment Banking & Brokerage	2.96
Brewers	2.96
Diversified Real Estate Activities	2.95
Wireless Telecommunication Services	2.83
Specialty Chemicals	2.82
Advertising	2.78
Consumer Finance	2.75
Property & Casualty Insurance	2.75
Home Entertainment Software	2.75
Integrated Telecommunication Services	2.74
Air Freight & Logistics	2.55
IT Consulting & Other Services	2.55
Marine	2.44
Oil & Gas Exploration & Production	2.40
Leisure Products	2.37
Food Retail	2.30
Education Services	1.99
Pharmaceuticals	1.99
Security & Alarm Services	1.84
Life & Health Insurance	1.72
Application Software	0.58
Long Term Investments	89.19
Short Term Investment	8.14
Total Investments	97.33
Net Other Assets and Liabilities	2.67
100.00%

See notes to financial statements

This page intentionally left blank.

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2011

	Emerging Markets Opportunities Fund	European Focus Fund	Global Equity Income Fund
Assets:
Investments, at value
Securities	$19,830,171	$619,880,881	$1,021,948,016
Affiliated companies	—	—	—
Short term investments	751,320	9,448,280	29,070,083
Total investments, at value	20,581,491	629,329,161	1,051,018,099
Foreign cash, at value	17,656	6	9,930,525
Dividends and interest receivable	19,035	1,806,287	9,110,381
Receivable for investment securities sold	123,621	6,588,642	30,326,017
Receivable for fund shares sold	171,185	1,983,286	7,613,316
Receivable from investment adviser	—	—	—
Prepaid expenses and other assets	31,733	21,789	22,097
Total Assets	20,944,721	639,729,171	1,108,020,435
Liabilities:
Payable for investment securities purchased	105,815	6,928,126	45,200,536
Payable for fund shares redeemed	148,321	2,129,619	4,259,564
Payable for dividends	—	—	971
Payable for open forward foreign currency contracts	—	—	5,830,737
Payable to investment adviser	18,776	681,750	936,730
Payable for 12b-1 distribution and service fees	4,212	218,374	416,127
Accrued expenses and other payables	60,751	362,470	304,832
Total Liabilities	337,875	10,320,339	56,949,497
Net assets	$20,606,846	$629,408,832	$1,051,070,938
Net assets consist of:
Paid-in capital	$20,714,476	$810,075,543	$1,177,109,015
Accumulated undistributed net investment income (loss)	3,893	(1,535,762)	(257,623)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(368,630)	(260,709,579)	(150,195,212)
Net unrealized appreciation of investments and foreign currencies	257,107	81,578,630	24,414,758
	$20,606,846	$629,408,832	$1,051,070,938
Net assets:
Class A Shares	$15,840,906	$332,755,394	$489,399,541
Class B Shares	N/A	$34,560,590	N/A
Class C Shares	$1,383,977	$132,640,670	$363,455,299
Class I Shares	$3,381,963	$129,452,178	$198,216,098
Class R Shares	N/A	N/A	N/A
Shares outstanding:
Class A Shares (unlimited number of shares authorized)	1,626,561	11,447,642	65,724,084
Class B Shares (unlimited number of shares authorized)	N/A	1,256,348	N/A
Class C Shares (unlimited number of shares authorized)	142,691	4,822,490	49,006,603
Class I Shares (unlimited number of shares authorized)	346,782	4,448,265	26,585,985
Class R Shares (unlimited number of shares authorized)	N/A	N/A	N/A
Class A shares:
Net asset value and redemption price per share	$9.74	$29.07	$7.45
Maximum sales charge*	5.75%	5.75%	5.75%
Maximum offering price per share	$10.33	$30.84	$7.90
Class B shares:
Net asset value and offering price per share	N/A	$27.51	N/A
Class C shares:
Net asset value and offering price per share	$9.70	$27.50	$7.42
Class I shares:
Net asset value and offering price per share	$9.75	$29.10	$7.46
Class R shares:
Net asset value and offering price per share	N/A	N/A	N/A
Investments, at cost	$20,322,486	$547,872,813	$1,021,175,775
Foreign cash, at cost	$17,654	$6	$9,956,864

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2011 (continued)

Global Leaders Fund	Global Technology Fund	International Opportunities Fund	Japan Focus Fund

$15,625,841	$315,756,234	$3,401,918,964	$39,403,864
—	—	67,218,966	—
194,809	5,643,733	—	3,596,920
15,820,650	321,399,967	3,469,137,930	43,000,784
50	5,176,913	283,886	—
23,738	1,108,636	7,579,127	29,353
—	9,353,840	26,809,025	365,365
—	1,565,545	4,861,977	1,937,793
7,469	—	—	—
18,159	10,309	79,199	19,342
15,870,066	338,615,210	3,508,751,144	45,352,637

—	1,643,372	12,588,466	973,787
144,914	1,327,938	16,327,643	119,197
—	—	—	—
—	—	—	—
—	369,781	3,855,456	20,292
7,629	121,154	1,058,616	14,426
36,396	129,966	1,938,839	43,843
188,939	3,592,211	35,769,020	1,171,545
$15,681,127	$335,022,999	$3,472,982,124	$44,181,092

$17,677,981	$308,616,759	$3,847,129,855	$70,270,319
(109)	(2,047)	15,210,196	(180,765)

(5,154,783)	(45,742,694)	(831,369,850)	(28,268,576)
3,158,038	72,150,981	442,011,923	2,360,114
$15,681,127	$335,022,999	$3,472,982,124	$44,181,092

$8,010,106	$191,623,289	$1,950,064,467	$25,765,120
N/A	$11,821,402	$79,091,103	N/A
$6,599,851	$79,227,790	$639,252,342	$11,605,077
$1,071,170	$52,350,518	$797,315,834	$6,810,895
N/A	N/A	$7,258,378	N/A

789,654	9,326,272	89,575,347	3,296,091
N/A	617,921	3,843,999	N/A
658,602	4,151,641	31,087,645	1,545,752
105,476	2,531,424	36,524,207	871,207
N/A	N/A	337,646	N/A

$10.14	$20.55	$21.77	$7.82
5.75%	5.75%	5.75%	5.75%
$10.76	$21.80	$23.10	$8.29

N/A	$19.13	$20.58	N/A

$10.02	$19.08	$20.56	$7.51

$10.16	$20.68	$21.83	$7.82

N/A	N/A	$21.50	N/A
$12,666,264	$249,247,407	$3,027,341,099	$40,640,417
$55	$5,179,791	$284,015	$—

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of operations
For the year ended July 31, 2011

	Emerging Markets Opportunities Fund (c)	European Focus Fund	Global Equity Income Fund
Investment income:
Dividends	$122,843	$10,849,195	$72,796,163
Dividends from affiliated companies	—	—	—
Interest	44	4,273	2,164
Foreign taxes withheld	(9,457)	(488,991)	(4,915,600)
Total Investment Income	113,430	10,364,477	67,882,727
Expenses:
Investment advisory fees	68,801	5,730,509	7,703,725
12b-1 distribution and service fees:
Class A Shares	11,018	800,312	1,105,226
Class B Shares	—	366,057	—
Class C Shares	5,856	1,317,165	3,301,404
Class R Shares	—	—	—
Deferred offering costs	43,280	—	—
Accounting fees	40,870	62,433	59,112
Custodian fees	37,167	344,880	286,525
Audit fees	35,900	32,850	32,850
Transfer agent fees	8,592	838,716	960,255
Organization expenses	7,476	—	—
Registration and filing fees	2,290	82,153	97,698
Administrative fees	1,778	147,098	229,912
Printing and postage fees	837	119,285	154,465
Legal fees	385	37,739	61,690
Compliance officer fees	396	26,067	40,055
Trustees’ fees and expenses	288	33,106	51,155
Miscellaneous fees	8,188	59,182	77,246
Total Expenses	273,122	9,997,552	14,161,318
Fees waived and/or expenses reimbursed by investment adviser	(150,296)	—	—
Net Expenses	122,826	9,997,552	14,161,318
Net investment income/(loss)	(9,396)	366,925	53,721,409
Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	(368,630)	41,225,751	23,792,738
Options	—	—	260,249
Foreign currency transactions	(30,039)	(371,654)	(16,851,991)
Net change in unrealized appreciation/depreciation of:
Investments	257,274 (a)	72,068,957	47,038,989
Options	—	(347,775)	(56,325)
Translation of other assets and liabilities	(167)	113,602	(2,182,542)
Net Realized and Unrealized Gain/(Loss)	(141,562)	112,688,881	52,001,118
Net increase/(decrease) in net assets resulting from operations	$(150,958)	$113,055,806	$105,722,527

(a)	Includes foreign capital gains tax of $(1,731), $(897,282) and $(57,805), respectively.
(b)	Affiliated companies accounted for $(7,603,621) of the net realized gain (loss) from investment transactions.
(c)	The Henderson Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of operations
(continued)

Global Leaders Fund	Global Technology Fund	International Opportunities Fund	Japan Focus Fund

$352,763	$3,548,929	$78,420,560	$571,983
—	—	812,718	—
47	1,649	15,801	138
(12,033)	(236,243)	(5,856,954)	(38,514)
340,777	3,314,335	73,392,125	533,607

164,170	2,916,278	33,787,649	265,626

23,367	438,267	5,235,550	44,241
—	114,799	857,086	—
74,944	706,489	6,996,629	99,574
—	—	38,402	—
—	—	—	—
52,272	62,615	98,370	61,102
12,374	99,070	1,108,400	19,582
32,850	32,850	34,774	32,850
21,272	383,245	4,758,000	50,450
—	—	—	—
28,333	79,115	164,235	35,040
4,295	73,669	896,641	7,103
3,381	63,384	793,765	7,039
1,083	19,223	233,010	1,871
655	13,045	155,440	1,211
939	16,527	200,910	1,613
18,916	31,039	333,962	6,006
438,851	5,049,615	55,692,823	633,308
(67,127)	—	—	(40,336)
371,724	5,049,615	55,692,823	592,972
(30,947)	(1,735,280)	17,699,302	(59,365)

1,744,006	19,245,060	100,208,517 (b)	518,755 (a)
—	—	—	—
663	252,647	(9,294,943)	(38,118)

780,601	39,241,913	373,824,040 (a)	2,879,086
—	—	(539,991)	—
3,817	(16,447)	4,877,462	34,697
2,529,087	58,723,173	469,075,085	3,394,420

$2,498,140	$56,987,893	$486,774,387	$3,335,055

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Emerging Markets Opportunities Fund

Period ended July 31, 2011*
Net investment loss	$(9,396)
Net realized loss on investments and foreign currency transactions	(398,669)
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	257,107
Net decrease in net assets resulting from operations	(150,958)

Net increase in Fund share transactions:
Class A Shares	15,906,432
Class C Shares	1,397,250
Class I Shares	3,454,122
20,757,804
Net increase in net assets	20,606,846

Net assets:
Beginning of period	—
End of period	$20,606,846
Undistributed net investment income	$3,893

*	Fund commenced operations on December 31, 2010.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
European Focus Fund

	Year ended July 31, 2011	Year ended July 31, 2010
Net investment income (loss)	$366,925	$(1,675,075)
Net realized gain on investment and foreign currency transactions	40,854,097	5,785,945
Net change in unrealized appreciation/depreciation of investments, options and foreign currency translations	71,834,784	87,551,606
Net increase in net assets resulting from operations	113,055,806	91,662,476

Distributions to shareholders from net investment income:
Class A Shares	(8,404,896)	(9,096,681)
Class B Shares	(809,421)	(915,432)
Class C Shares	(2,843,741)	(3,305,393)
Class I Shares	(2,296,854)	(2,207,049)
	(14,354,912)	(15,524,555)

Net increase/(decrease) in Fund share transactions:
Class A Shares	25,752,966	(86,853,444)
Class B Shares	(4,291,281)	(4,748,139)
Class C Shares	(6,569,118)	(18,201,695)
Class I Shares	41,796,011	53,592,893
	56,688,578	(56,210,385)
Net increase in net assets	155,389,472	19,927,536

Net assets:
Beginning of year	474,019,360	454,091,824
End of year	$629,408,832	$474,019,360
Accumulated undistributed net investment loss	$(1,535,762)	$(6,038,406)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Global Equity Income Fund

	Year ended July 31, 2011	Year ended July 31, 2010
Net investment income	$53,721,409	$41,032,894
Net realized gain/(loss) on investments, options and foreign currency transactions	7,200,996	(34,651,065)
Net change in unrealized appreciation/depreciation of investments, options and foreign currency translations	44,800,122	3,351,647
Net increase in net assets resulting from operations	105,722,527	9,733,476

Distributions to shareholders from net investment income:
Class A Shares	(30,747,095)	(20,848,047)
Class C Shares	(20,406,974)	(14,708,475)
Class I Shares	(9,909,354)	(4,596,534)
	(61,063,423)	(40,153,056)

Net increase in Fund share transactions:
Class A Shares	115,896,955	179,183,269
Class C Shares	71,398,231	154,384,198
Class I Shares	100,954,434	87,656,081
	288,249,620	421,223,548
Net increase in net assets	332,908,724	390,803,968

Net assets:
Beginning of year	718,162,214	327,358,246
End of year	$1,051,070,938	$718,162,214
Accumulated undistributed net investment income/(loss)	$(257,623)	$5,856,084

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Global Leaders Fund

	Year ended July 31, 2011	Year ended July 31, 2010
Net investment loss	$(30,947)	$(165,988)
Net realized gain on investments and foreign currency transactions	1,744,669	1,590,464
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	784,418	(62,614)
Net increase in net assets resulting from operations	2,498,140	1,361,862

Net increase/(decrease) in Fund share transactions:
Class A Shares	(1,875,489)	1,454,402
Class C Shares	(1,558,642)	(574,765)
Class I Shares	1,058,415	—
	(2,375,716)	879,637
Net increase in net assets	122,424	2,241,499

Net assets:
Beginning of year	15,558,703	13,317,204
End of year	$15,681,127	$15,558,703
Accumulated undistributed net investment loss	$(109)	$(12,584)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Global Technology Fund

	Year ended July 31, 2011	Year ended July 31, 2010
Net investment loss	$(1,735,280)	$(2,158,328)
Net realized gain on investments and foreign currency transactions	19,497,707	20,580,157
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	39,225,466	6,618,180
Net increase in net assets resulting from operations	56,987,893	25,040,009

Net increase in Fund share transactions:
Class A Shares	39,801,892	31,096,925
Class B Shares	50,052	2,027,039
Class C Shares	11,042,229	6,726,744
Class I Shares	28,352,951	14,187,082
	79,247,124	54,037,790
Net increase in net assets	136,235,017	79,077,799

Net assets:
Beginning of year	198,787,982	119,710,183
End of year	$335,022,999	$198,787,982
Accumulated undistributed net investment loss	$(2,047)	$(66,935)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
International Opportunities Fund
	Year ended	Year ended
	July 31, 2011	July 31, 2010
Net investment income	$17,699,302	$23,426,649
Net realized gain on investments and foreign currency transactions	90,913,574	13,426,352
Net change in unrealized appreciation/depreciation of investments, options and foreign currency translations	378,161,511	(21,770,902)
Net increase in net assets resulting from operations	486,774,387	15,082,099

Distributions to shareholders from net investment income:
Class A Shares	(13,496,413)	(8,256,130)
Class B Shares	—	(6,282)
Class C Shares	—	(51,786)
Class I Shares	(6,054,467)	(2,632,703)
Class R Shares	(35,981)	(22,193)
	(19,586,861)	(10,969,094)

Net increase/(decrease) in Fund share transactions:
Class A Shares	(426,438,592)	52,840,529
Class B Shares	(16,915,987)	(7,860,374)
Class C Shares	(160,419,391)	(10,262,354)
Class I Shares	159,481,457	477,295,429
Class R Shares	(1,022,454)	4,355,130
	(445,314,967)	516,368,360
Net increase in net assets	21,872,559	520,481,365

Net assets:
Beginning of year	3,451,109,565	2,930,628,200
End of year	$3,472,982,124	$3,451,109,565
Accumulated undistributed net investment income	$15,210,196	$19,840,036

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Japan Focus Fund

	Year ended	Year ended
	July 31, 2011	July 31, 2010
Net investment loss	$(59,365)	$(30,475)
Net realized gain/(loss) on investments and foreign currency transactions	480,637	(466,982)
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	2,913,783	(306,906)
Net increase/(decrease) in net assets resulting from operations	3,335,055	(804,363)

Distributions to shareholders from net investment income:
Class A Shares	(16,007)	—
	(16,007)	—

Net increase/(decrease) in Fund share transactions:
Class A Shares	9,432,233	(3,306,553)
Class C Shares	423,215	(2,230,375)
Class I Shares	6,684,817	—
	16,540,265	(5,536,928)
Net increase/(decrease) in net assets	19,859,313	(6,341,291)

Net assets:
Beginning of year	24,321,779	30,663,070
End of year	$44,181,092	$24,321,779
Accumulated undistributed net investment loss	$(180,765)	$(21,415)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Emerging Markets Opportunities Fund

Period ended
July 31, 2011*
Amount
Class A shares:
Sold	$16,401,954
Redeemed	(495,522)
Net increase	$15,906,432

Class C shares:
Sold	$1,607,140
Redeemed	(209,890)
Net increase	$1,397,250

Class I shares:
Sold	$3,703,159
Redeemed	(249,037)
Net increase	$3,454,122

Shares
Class A shares:
Sold	1,677,853
Redeemed	(51,292)
Net increase	1,626,561

Class C shares:
Sold	164,436
Redeemed	(21,745)
Net increase	142,691

Class I shares:
Sold	372,249
Redeemed	(25,467)
Net increase	346,782

*	Fund commenced operations on December 31, 2010.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
European Focus Fund

	Year ended	Year ended
	July 31, 2011	July 31, 2010
Amount
Class A shares:
Sold	$144,802,616	$128,479,981
Issued as reinvestment of dividends	7,464,432	8,157,428
Redeemed	(126,514,082)	(223,490,853)*
Net increase/(decrease)	$25,752,966	$(86,853,444)

Class B shares:
Sold	$2,597,302	$2,939,778
Issued as reinvestment of dividends	665,995	763,125
Redeemed	(7,554,578)	(8,451,042)*
Net decrease	$(4,291,281)	$(4,748,139)

Class C shares:
Sold	$23,840,005	$17,955,286
Issued as reinvestment of dividends	2,142,756	2,462,775
Redeemed	(32,551,879)	(38,619,756)*
Net decrease	$(6,569,118)	$(18,201,695)

Class I shares:
Sold	$74,636,213	$148,529,738
Issued in reinvestment of dividends	960,053	375,585
Redeemed	(33,800,255)	(95,312,430)*
Net increase	$41,796,011	$53,592,893

Shares
Class A shares:
Sold	4,962,029	5,372,085
Issued as reinvestment of dividends	266,777	335,558
Redeemed	(4,385,428)	(9,822,002)
Net increase/(decrease)	843,378	(4,114,359)

Class B shares:
Sold	96,832	128,074
Issued as reinvestment of dividends	25,037	32,978
Redeemed	(277,613)	(381,921)
Net decrease	(155,744)	(220,869)

Class C shares:
Sold	860,201	788,451
Issued as reinvestment of dividends	80,555	106,430
Redeemed	(1,204,005)	(1,730,304)
Net decrease	(263,249)	(835,423)

Class I shares:
Sold	2,536,473	6,617,291
Issued as reinvestment of dividends	34,312	15,456
Redeemed	(1,191,210)	(4,004,267)
Net increase	1,379,575	2,628,480

*	Amounts shown are inclusive of redemption fees.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Global Equity Income Fund

	Year ended	Year ended
	July 31, 2011	July 31, 2010
Amount
Class A shares:
Sold	$236,903,318	$267,145,131
Issued as reinvestment of dividends	24,446,523	15,697,597
Redeemed	(145,452,886)	(103,659,459	)*
Net increase	$115,896,955	$179,183,269

Class C shares:
Sold	$128,218,476	$185,972,624
Issued as reinvestment of dividends	12,082,487	8,147,984
Redeemed	(68,902,732)	(39,736,410	)*
Net increase	$71,398,231	$154,384,198

Class I shares:
Sold	$149,030,283	$114,111,496
Issued in reinvestment of dividends	5,114,924	2,219,654
Redeemed	(53,190,773)	(28,675,069	)*
Net increase	$100,954,434	$87,656,081

Shares
Class A shares:
Sold	31,598,537	36,312,172
Issued as reinvestment of dividends	3,263,066	2,210,553
Redeemed	(19,445,138)	(14,425,770)
Net increase	15,416,465	24,096,955

Class C shares:
Sold	17,191,728	25,229,399
Issued as reinvestment of dividends	1,619,035	1,153,217
Redeemed	(9,251,847)	(5,568,489)
Net increase	9,558,916	20,814,127

Class I shares:
Sold	19,835,260	15,621,589
Issued as reinvestment of dividends	680,761	314,920
Redeemed	(7,106,631)	(4,041,552)
Net increase	13,409,390	11,894,957

*	Amounts shown are inclusive of redemption fees.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Global Leaders Fund

	Year ended	Year ended
	July 31, 2011	July 31, 2010
Amount
Class A shares:
Sold	$1,539,730	$4,425,659
Redeemed	(3,415,219)	(2,971,257)*
Net increase/(decrease)	$(1,875,489)	$1,454,402

Class C shares:
Sold	$1,574,694	$1,579,571
Redeemed	(3,133,336)	(2,154,336)*
Net decrease	$(1,558,642)	$(574,765)

Class I shares:**
Sold	$1,058,420	$—
Redeemed	(5)	—
Net increase	$1,058,415	$—

Shares
Class A shares:
Sold	157,721	506,629
Redeemed	(341,374)	(336,300)
Net increase/(decrease)	(183,653)	170,329

Class C shares:
Sold	160,104	182,554
Redeemed	(317,920)	(250,414)
Net decrease	(157,816)	(67,860)

Class I shares:**
Sold	105,477	—
Redeemed	(1)	—
Net increase	105,476	—

*	Amounts shown are inclusive of redemption fees.
**	Class I commenced operations on May 31, 2011.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Global Technology Fund

	Year ended	Year ended
	July 31, 2011	July 31, 2010
Amount
Class A shares:
Sold	$111,012,192	$77,916,240
Redeemed	(71,210,300)	(46,819,315	)*
Net increase	$39,801,892	$31,096,925

Class B shares:
Sold	$1,480,531	$3,223,164
Redeemed	(1,430,479)	(1,196,125	)*
Net increase	$50,052	$2,027,039

Class C shares:
Sold	$25,537,724	$17,428,908
Redeemed	(14,495,495)	(10,702,164	)*
Net increase	$11,042,229	$6,726,744

Class I shares:
Sold	$48,433,546	$18,807,537
Redeemed	(20,080,595)	(4,620,455	)*
Net increase	$28,352,951	$14,187,082

Shares
Class A shares:
Sold	5,611,178	4,990,121
Redeemed	(3,546,750)	(3,094,880)
Net increase	2,064,428	1,895,241

Class B shares:
Sold	81,583	220,761
Redeemed	(78,280)	(82,319)
Net increase	3,303	138,442

Class C shares:
Sold	1,368,913	1,183,413
Redeemed	(788,245)	(744,787)
Net increase	580,668	438,626

Class I shares:
Sold	2,367,168	1,243,670
Redeemed	(999,626)	(298,293)
Net increase	1,367,542	945,377

*	Amounts shown are inclusive of redemption fees.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
International Opportunities Fund

	Year ended	Year ended
	July 31, 2011	July 31, 2010
Amount
Class A shares:
Sold	$445,919,849	$1,035,294,772
Issued as reinvestment of dividends	11,008,482	6,836,135
Redeemed	(883,366,924)	(989,290,378)*
Net increase/(decrease)	$(426,438,593)	$52,840,529

Class B shares:
Sold	$745,478	$5,899,092
Issued as reinvestment of dividends	—	4,684
Redeemed	(17,661,465)	(13,764,150)*
Net decrease	$(16,915,987)	$(7,860,374)

Class C shares:
Sold	$46,962,649	$153,897,122
Issued as reinvestment of dividends	—	37,375
Redeemed	(207,382,040)	(164,196,851)*
Net decrease	$(160,419,391)	$(10,262,354)

Class I shares:
Sold	$422,383,359	$746,081,164
Issued as reinvestment of dividends	2,142,597	594,402
Redeemed	(265,044,499)	(269,380,137)*
Net increase	$159,481,457	$477,295,429

Class R shares:
Sold	$3,554,689	$6,089,887
Issued as reinvestment of dividends	17,317	11,374
Redeemed	(4,594,460)	(1,746,131)*
Net increase/(decrease)	$(1,022,454)	$4,355,130

Shares
Class A shares:
Sold	20,780,395	52,761,565
Issued as reinvestment of dividends	520,249	339,600
Redeemed	(41,510,948)	(51,237,588)
Net increase/(decrease)	(20,210,304)	1,863,577

Class B shares:
Sold	39,247	315,292
Issued as reinvestment of dividends	—	245
Redeemed	(877,093)	(750,046)
Net decrease	(837,846)	(434,509)

Class C shares:
Sold	2,343,374	8,231,439
Issued as reinvestment of dividends	—	1,955
Redeemed	(10,359,494)	(8,937,700)
Net decrease	(8,016,120)	(704,306)

Class I shares
Sold	19,980,812	38,152,531
Issued as reinvestment of dividends	101,162	29,499
Redeemed	(12,565,717)	(13,749,559)
Net increase	7,516,257	24,432,471

Class R shares:
Sold	167,098	311,024
Issued as reinvestment of dividends	828	571
Redeemed	(216,221)	(91,006)
Net increase/(decrease)	(48,295)	220,589

*	Amounts shown are inclusive of redemption fees.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Japan Focus Fund

	Year ended	Year ended
	July 31, 2011	July 31, 2010
Amount
Class A shares:
Sold	$27,487,979	$4,582,257
Issued as reinvestment of dividends	12,129	—
Redeemed	(18,067,875)	(7,888,810)*
Net increase/(decrease)	$9,432,233	$(3,306,553)

Class C shares:
Sold	$4,799,711	$2,341,119
Redeemed	(4,376,496)	(4,571,494)*
Net increase/(decrease)	$423,215	$(2,230,375)

Class I shares:**
Sold	$6,719,955	$—
Redeemed	(35,138)	—
Net increase	$6,684,817	$—

Shares
Class A shares:
Sold	3,635,009	641,828
Issued as reinvestment of dividends	1,549	—
Redeemed	(2,420,910)	(1,127,932)
Net increase/(decrease)	1,215,648	(486,104)

Class C shares:
Sold	660,728	344,113
Redeemed	(622,791)	(682,405)
Net increase/(decrease)	37,937	(338,292)

Class I shares:**
Sold	875,670	—
Redeemed	(4,463)	—
Net increase	871,207	—

*	Amounts shown are inclusive of redemption fees.
**	Class I commenced operations on May 31, 2011.

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value,	Net investment	Net realized and unrealized gain	Total from	Dividends from net	Distributions from net realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss) (c)	investments	operations	income	gains	distributions
Emerging Markets Opportunities Fund
Class A
Period ended 7/31/2011(a)	$10.00	0.00 *	(0.26)	(0.26)	0.00	0.00	0.00
Class C
Period ended 7/31/2011(a)	$10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	0.00
Class I
Period ended 7/31/2011(a)	$10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	0.00
European Focus Fund
Class A
Year ended 7/31/2011	$23.90	0.07	5.89	5.96	(0.79)	0.00	(0.79)
Year ended 7/31/2010	20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Year ended 7/31/2009	28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)
Year ended 7/31/2008	37.04	0.28	(4.64)	(4.36)	(0.87)	(3.25)	(4.12)
Year ended 7/31/2007	29.36	0.13	10.19	10.32	0.00	(2.64)	(2.64)
Class B
Year ended 7/31/2011	$22.65	(0.16)	5.62	5.46	(0.60)	0.00	(0.60)
Year ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year ended 7/31/2009	27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)
Year ended 7/31/2008	35.46	0.04	(4.43)	(4.39)	(0.66)	(3.25)	(3.91)
Year ended 7/31/2007	28.41	(0.15)	9.84	9.69	0.00	(2.64)	(2.64)
Class C
Year ended 7/31/2011	$22.65	(0.15)	5.60	5.45	(0.60)	0.00	(0.60)
Year ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year ended 7/31/2009	27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)
Year ended 7/31/2008	35.46	0.03	(4.42)	(4.39)	(0.66)	(3.25)	(3.91)
Year ended 7/31/2007	28.40	(0.10)	9.80	9.70	0.00	(2.64)	(2.64)
Class I
Year ended 7/31/2011	$23.92	0.16	5.88	6.04	(0.86)	0.00	(0.86)
Year ended 7/31/2010	20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)
Period ended 7/31/2009(b)	13.35	0.05	6.94	6.99	0.00	0.00	0.00
(a)	The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.
(b)	The European Focus Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

				Ratios to average net assets:
							Annualized ratio of
					Annualized	Annualized	operating expenses
					ratio of	ratio of	to average net
		Net asset		Net assets,	operating	net investment	assets without
		value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return (d)	(000)	net assets	net assets	reimbursed	rate

N/A		$9.74	(2.60)%	$15,841	1.79%	0.04%	3.97%	35%

N/A		$9.70	(3.00)%	$1,384	2.54%	(1.06)%	4.72%	35%

N/A		$9.75	(2.50)%	$3,382	1.54%	(0.26)%	3.72%	35%

N/A		$29.07	25.08%	$332,755	1.54%	0.25%	1.54%	67%
0.00	*	23.90	20.97	253,421	1.61	(0.14)	1.61	86
0.00	*	20.32	(14.12)	299,183	1.72	1.52	1.72	51
0.01		28.57	(13.28)	719,752	1.46	0.85	1.49	70
0.00		37.04	36.52	1,010,786	1.53	0.39	1.53	61

N/A		$27.51	24.18%	$34,561	2.29%	(0.58)%	2.29%	67%
0.00	*	22.65	20.07	31,989	2.36	(0.88)	2.36	86
0.00	*	19.33	(14.75)	31,555	2.47	0.64	2.47	51
0.01		27.17	(13.92)	50,949	2.21	0.11	2.24	70
0.00		35.46	35.47	67,668	2.28	(0.46)	2.28	61

N/A		$27.50	24.13%	$132,641	2.29%	(0.56)%	2.29%	67%
0.00	*	22.65	20.07	115,197	2.36	(0.88)	2.36	86
0.00	*	19.33	(14.75)	114,401	2.47	0.72	2.47	51
0.01		27.17	(13.92)	250,126	2.21	0.10	2.24	70
0.00		35.46	35.52	346,856	2.28	(0.31)	2.28	61

N/A		$29.10	25.40%	$129,452	1.29%	0.57%	1.29%	67%
0.00	*	23.92	21.30	73,412	1.36	0.19	1.36	86
0.00		20.34	52.36	8,954	1.60	0.78	1.60	51

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net		Dividends	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss) (c)	investments	operations	income	gains	distributions
Global Equity Income Fund
Class A
Year ended 7/31/2011	$6.99	0.46	0.51	0.97	(0.51)	0.00	(0.51)
Year ended 7/31/2010	7.11	0.57	(0.17)	0.40	(0.52)	0.00	(0.52)
Year ended 7/31/2009	8.85	0.58	(1.77)	(1.19)	(0.55)	0.00	(0.55)
Year ended 7/31/2008	10.65	0.89	(1.88)	(0.99)	(0.78)	(0.03)	(0.81)
Period ended 7/31/2007(a)	10.00	0.83	0.25	1.08	(0.43)	0.00	(0.43)
Class C
Year ended 7/31/2011	$6.96	0.40	0.52	0.92	(0.46)	0.00	(0.46)
Year ended 7/31/2010	7.08	0.52	(0.17)	0.35	(0.47)	0.00	(0.47)
Year ended 7/31/2009	8.82	0.51	(1.76)	(1.25)	(0.49)	0.00	(0.49)
Year ended 7/31/2008	10.62	0.82	(1.88)	(1.06)	(0.71)	(0.03)	(0.74)
Period ended 7/31/2007(a)	10.00	0.77	0.25	1.02	(0.40)	0.00	(0.40)
Class I
Year ended 7/31/2011	$6.99	0.48	0.52	1.00	(0.53)	0.00	(0.53)
Year ended 7/31/2010	7.12	0.62	(0.21)	0.41	(0.54)	0.00	(0.54)
Period ended 7/31/2009(b)	6.08	0.32	1.00	1.32	(0.28)	0.00	(0.28)
Global Leaders Fund
Class A
Year ended 7/31/2011	$8.71	0.02	1.41	1.43	0.00	0.00	0.00
Year ended 7/31/2010	7.88	(0.06)	0.89	0.83	0.00	0.00	0.00
Year ended 7/31/2009	10.00	0.02	(2.10)	(2.08)	(0.04)	0.00	(0.04)
Year ended 7/31/2008	11.41	0.08	(1.39)	(1.31)	(0.04)	(0.06)	(0.10)
Period ended 7/31/2007(a)	10.00	0.01	1.40	1.41	0.00	0.00	0.00
Class C
Year ended 7/31/2011	$8.67	(0.06)	1.41	1.35	0.00	0.00	0.00
Year ended 7/31/2010	7.90	(0.13)	0.90	0.77	0.00	0.00	0.00
Year ended 7/31/2009	10.07	(0.03)	(2.13)	(2.16)	(0.01)	0.00	(0.01)
Year ended 7/31/2008	11.53	(0.01)	(1.39)	(1.40)	0.00	(0.06)	(0.06)
Period ended 7/31/2007(a)	10.00	(0.05)	1.58	1.53	0.00	0.00	0.00
Class I
Period ended 7/31/2011(b)	$10.50	(0.01)	(0.33)	(0.34)	0.00	0.00	0.00

(a)	The Global Equity Income Fund and Global Leaders Fund commenced operations on November 30, 2006.
(b)
The Global Equity Income Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011. The Global Leaders Fund Class I commenced operations on May 31, 2011.

(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

				Ratios to average net assets:
							Annualized ratio
							of operating
					Annualized	Annualized	expenses
					ratio of	ratio of net	to average net
		Net asset		Net assets,	operating	investment	assets without
		value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return (d)	(000)	net assets	net assets	reimbursed	rate

N/A		$7.45	14.13%	$489,400	1.32%	6.18%	1.32%	127%
0.00	*	6.99	5.76	351,445	1.36	7.89	1.37	174
0.00	*	7.11	(12.93)	186,248	1.40	8.45	1.50	155
0.00	*	8.85	(9.99)	189,490	1.40	8.83	1.44	155
0.00		10.65	10.68	94,377	1.40	11.36	1.85	100

N/A		$7.42	13.35%	$363,455	2.07%	5.36%	2.07%	127%
0.00	*	6.96	5.01	274,571	2.11	7.17	2.12	174
0.00	*	7.08	(13.64)	131,990	2.15	7.40	2.25	155
0.00		8.82	(10.66)	166,946	2.15	8.12	2.19	155
0.00		10.62	10.11	73,070	2.15	10.64	2.60	100

N/A		$7.46	14.55%	$198,216	1.07%	6.35%	1.07%	127%
0.00		6.99	5.87	92,146	1.11	8.60	1.12	174
0.00		7.12	22.03	9,119	1.15	13.83	1.32	155

N/A		$10.14	16.42%	$8,010	1.87%	0.16%	2.26%	63%
0.00	*	8.71	10.53	8,479	1.95	(0.71)	2.27	67
0.00	*	7.88	(20.73)	6,329	1.95	0.25	2.74	234
0.00	*	10.00	(11.67)	12,291	1.95	0.74	3.12	135
0.00		11.41	14.10	4,052	1.95	0.15	13.40	40

N/A		$10.02	15.57%	$6,600	2.62%	(0.60)%	3.01%	63%
0.00	*	8.67	9.75	7,079	2.70	(1.46)	3.02	67
0.00	*	7.90	(21.41)	6,988	2.70	(0.37)	3.49	234
0.00	*	10.07	(12.26)	5,282	2.70	(0.06)	4.01	135
0.00		11.53	15.30	2,530	2.70	(0.66)	14.15	40

N/A		$10.16	(3.23)%	$1,071	1.15%	(0.62)%	2.01%	63%

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net		Dividends	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized	Return
	beginning	income	(loss) on	investment	investment	capital	of	Total
	of period	(loss) (b)	investments	operations	income	gains	capital	distributions
Global Technology Fund
Class A
Year ended 7/31/2011	$16.10	(0.08)	4.53	4.45	0.00	0.00	0.00	0.00
Year ended 7/31/2010	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00	0.00
Year ended 7/31/2009	13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00	0.00
Year ended 7/31/2008	16.43	(0.13)	(2.15)	(2.28)	0.00	(0.18)	(0.09)	(0.27)
Year ended 7/31/2007	12.19	(0.17)	4.41	4.24	0.00	0.00	0.00	0.00
Class B
Year ended 7/31/2011	$15.10	(0.22)	4.25	4.03	0.00	0.00	0.00	0.00
Year ended 7/31/2010	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00	0.00
Year ended 7/31/2009	13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year ended 7/31/2008	15.77	(0.23)	(2.06)	(2.29)	0.00	(0.18)	(0.09)	(0.27)
Year ended 7/31/2007	11.79	(0.26)	4.24	3.98	0.00	0.00	0.00	0.00
Class C
Year ended 7/31/2011	$15.06	(0.22)	4.24	4.02	0.00	0.00	0.00	0.00
Year ended 7/31/2010	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00	0.00
Year ended 7/31/2009	13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year ended 7/31/2008	15.73	(0.23)	(2.04)	(2.27)	0.00	(0.18)	(0.09)	(0.27)
Year ended 7/31/2007	11.76	(0.26)	4.23	3.97	0.00	0.00	0.00	0.00
Class I
Year ended 7/31/2011	$16.16	(0.02)	4.54	4.52	0.00	0.00	0.00	0.00
Year ended 7/31/2010	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00	0.00
Period ended 7/31/2009(a)	9.94	(0.03)	3.43	3.40	0.00	0.00	0.00	0.00

(a)	The Global Technology Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

				Ratios to average net assets:
		Net asset value,		Net assets, end of	Annualized ratio of operating expenses to	Annualized ratio of net investment income (loss)	Annualized ratio of operating expenses to average net assets without waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return (c)	(000)	net assets	net assets	reimbursed	rate
N/A		$20.55	27.64%	$191,623	1.55%	(0.42)%	1.55%	93%
0.00	*	16.10	20.87	116,903	1.64	(1.07)	1.64	76
0.00	*	13.32	(4.03)	71,472	1.81	(0.83)	1.81	160
0.00	*	13.88	(14.22)	123,129	1.57	(0.80)	1.57	196
0.00		16.43	34.78	60,329	1.87	(1.14)	1.87	129

N/A		$19.13	26.69%	$11,821	2.30%	(1.19)%	2.30%	93%
0.00	*	15.10	19.94	9,283	2.39	(1.82)	2.39	76
0.00	*	12.59	(4.77)	5,994	2.56	(1.65)	2.56	160
0.01		13.22	(14.82)	7,465	2.32	(1.52)	2.32	196
0.00		15.77	33.76	2,621	2.62	(1.89)	2.62	129

N/A		$19.08	26.69%	$79,228	2.30%	(1.17)%	2.30%	93%
0.00	*	15.06	19.90	53,793	2.39	(1.82)	2.39	76
0.00	*	12.56	(4.78)	39,330	2.56	(1.61)	2.56	160
0.00	*	13.19	(14.79)	61,795	2.32	(1.52)	2.32	196
0.00		15.73	33.76	25,536	2.62	(1.89)	2.62	129

N/A		$20.68	27.97%	$52,351	1.30%	(0.12)%	1.30%	93%
0.00	*	16.16	21.14	18,810	1.39	(0.82)	1.39	76
0.00		13.34	34.21	2,914	1.71	(0.74)	1.71	160

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International Opportunities Fund
Class A
Year ended 7/31/2011	$19.10	0.13	2.68	2.81	(0.14)	0.00	(0.14)
Year ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Year ended 7/31/2009	22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)
Year ended 7/31/2008	26.91	0.19	(2.63)	(2.44)	0.00	(2.36)	(2.36)
Year ended 7/31/2007	21.52	0.02	6.43	6.45	(0.04)	(1.02)	(1.06)
Class B
Year ended 7/31/2011	$18.07	(0.03)	2.54	2.51	0.00	0.00	0.00
Year ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year ended 7/31/2009	21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year ended 7/31/2008	25.85	(0.02)	(2.47)	(2.49)	0.00	(2.36)	(2.36)
Year ended 7/31/2007	20.82	(0.17)	6.22	6.05	0.00	(1.02)	(1.02)
Class C
Year ended 7/31/2011	$18.06	(0.03)	2.53	2.50	0.00	0.00	0.00
Year ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year ended 7/31/2009	20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year ended 7/31/2008	25.83	(0.01)	(2.47)	(2.48)	0.00	(2.36)	(2.36)
Year ended 7/31/2007	20.81	(0.16)	6.20	6.04	0.00	(1.02)	(1.02)
Class I
Year ended 7/31/2011	$19.16	0.19	2.67	2.86	(0.19)	0.00	(0.19)
Year ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Period ended 7/31/2009(a)	13.96	0.11	4.82	4.93	0.00	0.00	0.00
Class R
Year ended 7/31/2011	$18.88	0.09	2.64	2.73	(0.11)	0.00	(0.11)
Year ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)
Year ended 7/31/2009	21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)
Year ended 7/31/2008	26.78	0.15	(2.63)	(2.48)	0.00	(2.36)	(2.36)
Year ended 7/31/2007	21.46	0.01	6.38	6.39	(0.05)	(1.02)	(1.07)

(a)	The International Opportunities Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

				Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$21.77	14.71%	$1,950,064	1.44%	0.62%	1.44%	64%
0.00	*	19.10	1.59	2,097,217	1.48	0.81	1.48	52
0.00	*	18.87	(12.86)	2,036,371	1.61	1.52	1.61	66
0.00	*	22.11	(10.54)	2,811,488	1.45	0.75	1.45	83
0.00		26.91	30.69	2,166,598	1.56	0.07	1.56	79

N/A		$20.58	13.89%	$79,091	2.19%	(0.14)%	2.19%	64%
0.00	*	18.07	0.84	84,619	2.23	0.03	2.23	52
0.00	*	17.92	(13.55)	91,697	2.36	0.77	2.36	66
0.00	*	21.00	(11.20)	126,231	2.20	(0.08)	2.20	83
0.00		25.85	29.75	130,558	2.31	(0.71)	2.31	79

N/A		$20.56	13.84%	$639,252	2.19%	(0.15)%	2.19%	64%
0.00	*	18.06	0.84	706,332	2.23	0.04	2.23	52
0.00	*	17.91	(13.55)	713,020	2.36	0.78	2.36	66
0.00	*	20.99	(11.17)	1,155,137	2.20	(0.06)	2.20	83
0.00		25.83	29.72	1,073,481	2.31	(0.67)	2.31	79

N/A		$21.83	14.96%	$797,316	1.19%	0.87%	1.19%	64%
0.00	*	19.16	1.92	555,653	1.23	1.12	1.23	52
0.00	*	18.89	35.32	86,447	1.43	1.98	1.43	66

N/A		$21.50	14.45%	$7,258	1.69%	0.44%	1.69%	64%
0.00	*	18.88	1.35	7,288	1.73	0.73	1.73	52
0.00	*	18.70	(13.10)	3,093	1.86	1.18	1.86	66
0.00	*	21.94	(10.75)	2,053	1.70	0.61	1.70	83
0.00		26.78	30.52	903	1.81	0.04	1.81	79

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Japan Focus Fund
Class A
Year ended 7/31/2011	$6.87	0.01	0.95	0.96	(0.01)	0.00	(0.01)
Year ended 7/31/2010	7.03	0.01	(0.17)	(0.16)	0.00	0.00	0.00
Year ended 7/31/2009	7.75	0.02	(0.74)	(0.72)	0.00	0.00	0.00
Year ended 7/31/2008	10.13	0.01	(2.02)	(2.01)	0.00	(0.40)	(0.40)
Year ended 7/31/2007	9.65	(0.05)	0.53	0.48	0.00	0.00	0.00
Class C
Year ended 7/31/2011	$6.65	(0.05)	0.91	0.86	0.00	0.00	0.00
Year ended 7/31/2010	6.84	(0.04)	(0.15)	(0.19)	0.00	0.00	0.00
Year ended 7/31/2009	7.60	(0.02)	(0.74)	(0.76)	0.00	0.00	0.00
Year ended 7/31/2008	10.03	(0.06)	(2.00)	(2.06)	0.00	(0.40)	(0.40)
Year ended 7/31/2007	9.62	(0.12)	0.53	0.41	0.00	0.00	0.00
Class I
Period ended 7/31/2011(a)	$7.48	(0.01)	0.35	0.34	0.00	0.00	0.00

(a)	The Japan Focus Fund Class I commenced operations on May 31, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Total returns include the payment by affiliates. Absent this payment, results would have been lower.
*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

						Ratios to average net assets:
							Annualized ratio of	Annualized ratio of	Annualized ratio of operating expenses to average net
			Net asset			Net assets,	operating	net investment	assets without
		Payment	value,			end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption		by	end of	Total		period	average	to average	expenses	turnover
fees		affiliates	period	return (c)		(000)	net assets	net assets	reimbursed	rate

N/A		0.00	$7.82	13.95%		$25,765	1.85%	0.08%	1.99%	43%
0.00	*	0.00	6.87	(2.28)		14,302	1.97	0.20	2.04	38
0.00	*	0.00	7.03	(9.29)		18,031	1.97	0.31	2.13	68
0.00	*	0.03	7.75	(20.25	)(d)	32,021	1.75	0.12	1.75	68
0.00		0.00	10.13	4.97		61,316	1.84	(0.47)	1.83	61

N/A		0.00	$7.51	12.93%		$11,605	2.60%	(0.69)%	2.74%	43%
0.00	*	0.00	6.65	(2.78)		10,020	2.73	(0.56)	2.79	38
0.00	*	0.00	6.84	(10.00)		12,632	2.72	(0.39)	2.88	68
0.00	*	0.03	7.60	(20.97	)(d)	19,920	2.50	(0.71)	2.50	68
0.00		0.00	10.03	4.26		36,496	2.59	(1.23)	2.58	61

N/A		0.00	$7.82	4.55%		$6,811	1.10%	(1.02)%	1.74%	43%

See notes to financial statements

Henderson Global Funds	Notes to financial statements

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among ten series. The Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund (formerly known as Henderson Global Opportunities), Henderson Global Technology Fund, Henderson International Opportunities Fund and Henderson Japan Focus Fund (formerly known as Henderson Japan-Asia Focus) (collectively, the “Funds”) are each a separate series of the Trust and are diversified. The remaining three series of the Trust, Henderson International All Cap Equity Fund (formerly known as Henderson International Equity), Henderson Money Market Fund and Henderson Strategic Income Fund (formerly known as Henderson Worldwide Income), are not included in this report because their fiscal year end is December 31. Effective June 1, 2011, Henderson Global Opportunities Fund changed its name to Henderson Global Leaders Fund and Henderson Japan-Asia Focus Fund to Henderson Japan Focus Fund. Both Funds also commenced offering Class I shares on May 31, 2011.

The Funds offer the following share classes:

Emerging Markets	Class A
Opportunities	Class C
Class I

European Focus	Class A
Class B
Class C
Class I

Global Equity Income	Class A
Class C
Class I

Global Leaders	Class A
Class C
Class I

Global Technology	Class A
Class B
Class C
Class I

International Opportunities	Class A
Class B
Class C
Class I
Class R

Japan Focus	Class A
Class C
Class I

Class A shares generally provide for a front-end sales charge. Class B and C shares provide for a contingent deferred sales charge. Class R and I shares are not subject to a front-end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

Note 2. Significant accounting policies

Security valuation

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked price.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

Investments in registered investment companies are valued at its reported net asset value, which approximates fair market value.

Henderson Global Funds	Notes to financial statements

Forward foreign currency contracts are valued daily at the applicable forward rate.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or its designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value”, that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Various inputs are used in determining the value of the Funds’ investments. The Funds established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures-Accounting standards Codification 820 (“ASC 820”): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. Fund management has implemented new and revised disclosures.

On May 12, 2011, FASB issued ASU 2011- 04, modifying Topic 820, Fair Value Measurements and Disclosures. The ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current reporting period. Funds’ management is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Any transfers between levels are disclosed, effective end of the period, in the table below with the reasons for the transfers disclosed in a note to the table, if applicable.

Henderson Global Funds	Notes to financial statements

The following is a summary of the inputs used as of July 31, 2011 in valuing the Fund’s investments carried at value:

Emerging Markets Opportunities
	Quoted prices	Significant
Description	in active markets for identical assets (level 1)	other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
Australia	$853,724	$—	$—	$853,724
Brazil	1,630,259	—	—	1,630,259
Canada	127,475	—	—	127,475
Chile	127,354	—	—	127,354
China	2,067,075	—	—	2,067,075
Colombia	153,126	—	—	153,126
Hong Kong	2,841,853	—	—	2,841,853
India	969,216	—	—	969,216
Indonesia	1,158,634	—	—	1,158,634
Italy	428,016	—	—	428,016
Kazakhstan	280,844	—	—	280,844
Korea	2,395,800	—	—	2,395,800
Malaysia	358,989	—	—	358,989
Mexico	572,125	—	—	572,125
Panama	131,220	—	—	131,220
South Africa	698,754	—	—	698,754
Taiwan	1,151,482	—	—	1,151,482
Thailand	640,312	—	—	640,312
Ukraine	364,823	—	—	364,823
United Kingdom	2,065,732	—	—	2,065,732
United States	331,341	—	—	331,341
Total Common Stocks	19,348,154	—	—	19,348,154
Warrants
India	—	482,017	—	482,017
Total Warrants	—	482,017	—	482,017
Short Term Investment	751,320	—	—	751,320
Total	$20,099,474	$482,017	$—	$20,581,491

During the period ended July 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures utilized by the Fund.

Henderson Global Funds	Notes to financial statements

European Focus
	Quoted prices	Significant
Description	in active markets for identical assets (level 1)	other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
Australia	$10,868,582	$—	$—	$10,868,582
Austria	6,750,528	—	—	6,750,528
Belgium	5,207,094	—	—	5,207,094
France	85,076,479	—	—	85,076,479
Germany	56,692,168	—	—	56,692,168
Ireland	6,194,374	—	—	6,194,374
Italy	2,272,644	—	—	2,272,644
Kazakhstan	17,068,976	—	—	17,068,976
Luxembourg	20,665,725	—	—	20,665,725
Portugal	12,613,592	—	—	12,613,592
Russia	8,863,569	—	—	8,863,569
Spain	31,525,899	—	—	31,525,899
Switzerland	26,155,488	—	—	26,155,488
United Kingdom	321,887,082	—	—	321,887,082
Total Common Stocks	611,842,200	—	—	611,842,200
REITS
United Kingdom	6,502,443	—	—	6,502,443
Total REITS	6,502,443	—	—	6,502,443
Options Purchased
United Kingdom	—	1,536,238	—	1,536,238
Total Options Purchased	—	1,536,238	—	1,536,238
Short Term Investment	9,448,280	—	—	9,448,280
Total	$627,792,923	$1,536,238	$—	$629,329,161

During the period ended July 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures utilized by the Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance			Change in						Balance
Investments in securities	as of July 31, 2010	Accrued discounts/ premiums	Realized gain (loss )	unrealized appreciation (depreciation	)	Purchases	Sales	Transfers in to level 3	Transfers out of level 3	as of July 31, 2011
Common Stocks
Netherlands
Amtel Vredestein
N.V, GDR	$0	$0	$0	$0		$0	$0	$0	$0	$0
United Kingdom
Aero
Inventory plc	$0	$0	$(5,570,247)	$5,570,247		$0	$0	$0	$0	$0
Total	$0	$0	$(5,570,247)	$5,570,247		$0	$0	$0	$0	$0

The total net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments held at July 31, 2011 was $0.

Henderson Global Funds	Notes to financial statements

Global Equity Income
	Quoted prices	Significant
Description	in active markets for identical assets (level 1)	other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Australia	$25,683,235	$—	$—	$25,683,235
Brazil	22,551,988	—	—	22,551,988
Canada	36,010,848	—	—	36,010,848
Cyprus	9,334,913	—	—	9,334,913
Czech Republic	4,838,453	—	—	4,838,453
Denmark	3,032,587	—	—	3,032,587
France	74,468,329	—	—	74,468,329
Germany	10,799,083	—	—	10,799,083
Greece	4,669,238	—	—	4,669,238
Italy	44,885,734	—	—	44,885,734
Japan	8,839,987	—	—	8,839,987
Netherlands	60,443,777	—	—	60,443,777
Norway	8,745,010	—	—	8,745,010
Singapore	40,804,953	—	—	40,804,953
South Africa	4,962,487	—	—	4,962,487
Sweden	6,685,777	—	—	6,685,777
Taiwan	57,969,846	—	—	57,969,846
United Kingdom	395,522,038	—	—	395,522,038
United States	186,285,883	—	—	186,285,883
Total Common Stocks	1,006,534,166	—	—	1,006,534,166
REITS
United Kingdom	15,413,850	—	—	15,413,850
Total REITS	15,413,850	—	—	15,413,850
Short Term Investment	29,070,083	—	—	29,070,083
Total	1,051,018,099	—	—	1,051,018,099

Liabilities
Financial Derivative Instruments Forward Foreign Currency Contracts	—	(5,830,737)	—	(5,830,737)
Total Financial Derivative Instruments	$—	$(5,830,737)	$—	$(5,830,737)

During the period ended July 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures utilized by the Fund.

Henderson Global Funds	Notes to financial statements

Global Leaders
	Quoted prices	Significant
Description	in active markets for identical assets (level 1)	other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
Brazil	$169,850	$—	$—	$169,850
China	372,646	—	—	372,646
Germany	257,973	—	—	257,973
Hong Kong	515,657	—	—	515,657
Italy	960,820	—	—	960,820
Japan	1,764,956	—	—	1,764,956
Netherlands	233,494	—	—	233,494
Singapore	410,034	—	—	410,034
Switzerland	1,020,362	—	—	1,020,362
United Kingdom	1,915,093	—	—	1,915,093
United States	8,004,956	—	—	8,004,956
Total Common Stocks	15,625,841	—	—	15,625,841
Short Term Investment	194,809	—	—	194,809
Total	$15,820,650	$—	$—	$15,820,650

During the period ended July 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures utilized by the Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in					Balance
Investments in securities	as of July 31, 2010	Accrued discounts/ premiums	Realized gain/(loss	)	unrealized appreciation (depreciation )	Purchases	Sales	Transfers in to level 3	Transfers out of level 3	as of July 31, 2011
Common Stock
China
Ping An
Insurance
(Group) Co.
of China, Ltd.
Class H	$161,548	$0	$78,526		$(28,578)	$0	$(211,496)	$0	$0	$0
Total	$161,548	$0	$78,526		$(28,578)	$0	$(211,496)	$0	$0	$0

The total net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments held at July 31, 2011 was $0.

Henderson Global Funds	Notes to financial statements

Global Technology
	Quoted prices	Significant
Description	in active markets for identical assets (level 1)	other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
China	$29,891,203	$—	$—	$29,891,203
France	4,601,161	—	—	4,601,161
Germany	5,327,562	—	—	5,327,562
Ireland	10,063,558	—	—	10,063,558
Israel	10,506,078	—	—	10,506,078
Korea	4,798,384	—	—	4,798,384
Mauritius	1,829,728	—	—	1,829,728
Netherlands	5,268,820	—	—	5,268,820
South Africa	4,964,685	—	—	4,964,685
Sweden	4,611,375	—	—	4,611,375
Switzerland	3,502,658	—	—	3,502,658
Taiwan	21,893,264	—	—	21,893,264
United Kingdom	27,638,653	—	—	27,638,653
United States	180,859,105	—	—	180,859,105
Total Common Stocks	315,756,234	—	—	315,756,234
Short Term Investment	5,643,733	—	—	5,643,733
Total	$321,399,967	$—	$—	$321,399,967

During the period ended July 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures utilized by the Fund.

Henderson Global Funds	Notes to financial statements

International Opportunities
	Quoted prices	Significant
Description	in active markets for identical assets (level 1)	other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
China	$268,858,078	$—	$—	$268,858,078
France	618,752,692	—	—	618,752,692
Germany	489,642,362	—	—	489,642,362
Hong Kong	149,785,155	—	—	149,785,155
Ireland	27,697,687	—	—	27,697,687
Israel	23,308,183	—	—	23,308,183
Japan	640,731,520	—	—	640,731,520
Korea	74,858,260	—	—	74,858,260
Singapore	48,424,426	—	—	48,424,426
Spain	90,666,305	—	—	90,666,305
Switzerland	182,895,549	—	—	182,895,549
Thailand	52,436,848	—	—	52,436,848
United Kingdom	562,468,165	—	—	562,468,165
United States	169,010,334	—	—	169,010,334
Total Common Stocks	3,399,535,564	—	—	3,399,535,564
Options Purchased
United Kingdom	—	2,383,400	—	2,383,400
Total Options Purchased	—	2,383,400	—	2,383,400
Short Term Investment	67,218,966	—	—	67,218,966
Total	$3,466,754,530	$2,383,400	$—	$3,469,137,930

During the period ended July 31, 2011, securities with a total value of $702,319,413 were transferred from Level 2 to Level 1 due to the application of fair value adjustments for securities principally traded in foreign markets.

Henderson Global Funds	Notes to financial statements

Japan Focus
	Quoted prices	Significant
Description	in active markets for identical assets (level 1)	other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
Japan	$39,403,864	$—	$—	$39,403,864
Total Common Stocks	39,403,864	—	—	39,403,864
Short Term Investment	3,596,920	—	—	3,596,920
Total	$43,000,784	$—	$—	$43,000,784

During the period ended July 31, 2011, securities with a total value of $35,586,248 were transferred from Level 2 to Level 1 due to the application of fair value adjustments for securities principally traded in foreign markets.

Security transactions and investment income

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Securities gains and losses are determined on the specified identified cost basis, which is the same basis used for federal income tax purposes.

Foreign currency translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Forward foreign currency contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Funds held the following open forward foreign currency contracts at July 31, 2011:

	Value date	Local amount (000’s	)	Current notional value	Unrealized appreciation/ (depreciation	)
Global Equity Income
British Pound
Short	10/11/11	131,500		$215,690,930	$(5,830,737)

During the year ended July 31, 2011, average notional value related to forward foreign currency contracts for Global Equity

Henderson Global Funds	Notes to financial statements

Income and International Opportunities was $72.0 million and $54.0 million or 6.9% and 1.6% of net assets, respectively.

For the year ended July 31, 2011, Emerging Markets Opportunities , European Focus, Global Technology, Global Leaders and Japan Focus did not invest in forward foreign currency contracts or engage in related hedging activities.

Options purchased

The Funds may purchase options to create investment exposure consistent with its investment objective or to hedge or limit exposure of its portfolio holdings. Options are valued daily and unrealized appreciation or depreciation is recorded. The Fund realizes a gain or loss upon the expiration or closing of the option transaction. Options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying futures indexes, the possibility of an illiquid market for the option or the inability of counterparties to perform. When applicable, option contracts purchased by the Funds and contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options written

Certain Funds may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

During the year ended July 31, 2011, written options activity for Global Equity Income was as follows:

	Number of contracts	Premiums
Written options outstanding at July 31, 2010	1,800	$248,670

Written options expired	1,800	248,670

Written options outstanding at July 31, 2011	—	—

Derivative instruments

The following table summarizes each Fund’s fair value of derivative instruments held at July 31, 2011 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

European Focus:
	Location on statement assets and liabilities	Fair value
Assets

Equity	Investments,
risk	at value – Securities	$1,536,238

Global Equity Income:
	Location on statement assets and liabilities	Fair value
Liabilities

Foreign currency	Payable for
risk	open forward	$5,830,737

International Opportunities:
	Location on statement assets and liabilities	Fair value
Assets

Equity	Investments,
risk	at value – Securities	$2,383,400

Additionally, the amount of gains and losses on derivative instruments recognized in the Funds’ earnings during the period and the related location on the accompanying

Henderson Global Funds	Notes to financial statements

Statement of Operations is summarized in the following table by primary risk exposure:

European Focus:
	Location on statement of operations	Fair value
Change in unrealized appreciation/depreciation

Equity risk	Net change in unrealized
	appreciation/
	depreciation
	of options	$(347,775)

Global Equity Income:
	Location on statement of operations	Fair value
Realized gain (loss)

Foreign currency	Net realized gain
risk	(loss) from
	foreign currency
	transactions	$(15,483,835)

Equity risk	Net realized
	gain (loss) from
	options	$260,249
Change in unrealized appreciation/depreciation

Foreign currency	Net change in unrealized
risk	appreciation/depreciation
	of translation of other
	assets and liabilities	$(2,456,819)

Equity risk	Net change in unrealized
	appreciation/
	depreciation
	of options	$(56,325)

International Opportunities:
	Location on statement of operations	Fair value
Realized gain (loss)

Foreign currency	Realized gain
risk	(loss) from
	foreign currency
	transactions	$(6,546,213)

Change in unrealized appreciation/depreciation

Foreign currency	Net change in unrealized
risk	appreciation/
	depreciation of
	translation
	of other assets
	and liabilities	$3,822,003

Equity risk	Net change in unrealized
	appreciation/
	depreciation of options	$(539,991)

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“GAAP”), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Deferred offering costs

Cost incurred in connection with the offering and initial registration of Emerging Markets Opportunities have been deferred in conformity with GAAP and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

Federal income taxes

The Trust’s policy is that each Fund continues to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Funds intend to utilize provisions of the federal income tax laws, which allows them to carry a realized capital loss forward for eight years following the year of loss and offset such

Henderson Global Funds	Notes to financial statements

losses against any future realized capital gains. At July 31, 2011 the Funds had the following capital loss carry forwards:

	Expiring on July 31, 2016	Expiring on July 31, 2017	Expiring on July 31, 2018	Expiring on July 31, 2019

Emerging
Markets
Opportunities	—	—	—	—

European
Focus	—	$5,828,183	$254,881,395	—

Global Equity
Income	$506,123	40,759,829	75,631,427	$38,549,435

Global
Leaders	—	1,810,859	3,284,125	—

Global
Technology	—	35,842,252	8,744,623	—

International
Opportunities	—	135,899,187	688,182,842	—

Japan
Focus	949,426	8,809,249	16,954,849	457,235

During the year ended July 31, 2011 the Funds utilized the following capital loss carryforwards:

Emerging Markets Opportunities	—
European Focus	$20,063,929
Global Equity Income	—
Global Leaders	1,729,874
Global Technology	17,287,705
International Opportunities	50,019,477
Japan Focus	—

At July 31, 2011, the following Funds deferred post–October losses, which will be recognized on the first day of the following year:

Capital loss deferred

Emerging Markets Opportunities	$368,630

European Focus	—

Global Equity Income	579,135

Global Leaders	—

Global Technology	—

International Opportunities	—

Japan Focus	—

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2011, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

	Paid-in capital	Accumulated undistributed net investment income/(loss)	Accumulated net realized gain/(loss)

Emerging Markets
Opportunities	$(43,328)	$13,289	$30,039

European Focus	(180,657)	18,490,631	(18,309,974)

Global Equity
Income	(1,989)	1,228,307	(1,226,318)

Global Leaders	(4,218)	43,422	(39,204)

Global
Technology	(1,547,521)	1,800,168	(252,647)

International
Opportunities	(6,449)	(2,742,281)	2,748,730

Japan Focus	(312)	(83,978)	84,290

These reclassifications relate to the deductibility of certain expenses and the character of realized gain/losses on foreign currency transactions and Passive Foreign Investment Companies (“PFIC”) transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

Year ended July 31, 2011	Ordinary income

Emerging Markets Opportunities	—

European Focus	$14,354,912

Global Equity Income	61,063,423

Global Leaders	—

Global Technology	—

International Opportunities	19,586,861

Japan Focus	16,007

Henderson Global Funds	Notes to financial statements

Year ended July 31, 2010	Ordinary income

Emerging Markets Opportunities	N/A

European Focus	$15, 524,555

Global Equity Income	40,153,056

Global Leaders	—

Global Technology	—

International Opportunities	10,939,094

Japan Focus	—

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed appreciation (depreciation)

Emerging Markets
Opportunities	$197,742	$65,766

European Focus	22,949,523	57,099,608

Global Equity Income	2,589,083	27,412,464

Global Leaders	—	3,098,321

Global Technology	—	70,995,161

International Opportunities	15,136,531	434,832,884

Japan Focus	60,671	1,033,241

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

Note 3. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns a management fee for such services. HGINA earns a fee for its services, paid based on each Fund’s average daily net assets set forth below

Emerging Markets
Opportunities	First $1 billion	1.00%
	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Leaders	First $500 million	0.80%
	Next $1 billion	0.70%
	Over $1.5 billion	0.65%
Global Technology	First $500 million	1.00%
	Next $500 million	0.95%
	Over $1 billion	0.90%
International Opportunities	First $1 billion	1.10%
	Next $1 billion	0.95%
	Over $2 billion	0.85%
Japan Focus	First $500 million	0.75%
	Next $1 billion	0.65%
	Over $1.5 billion	0.60%

Prior to June 1, 2011 HGINA earned a fee for its services for the following Funds, paid based on the Fund’s average daily net assets as set forth below.

Global Leaders	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%
Japan Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse expenses of each Fund in order to limit total ordinary operating expenses, less distribution fees, to 1.54% of average daily net assets for Emerging Markets Opportunities, 1.75% of average daily net assets for European Focus, Global Technology, and International Opportunities, to 1.10% of the average daily net assets for Japan Focus, to 1.15% of average daily net assets for Global Equity Income and Global Leaders. These agreements are effective through July 31, 2020, except the agreement for Emerging Markets Opportunities, which is effective through July 31, 2015.

Henderson Global Funds	Notes to financial statements

Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets was as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R

Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A

European
Focus	2.00	2.75	2.75	1.75	N/A

Global Equity
Income	1.40	N/A	2.15	1.15	N/A

Global
Leaders	1.40	N/A	2.15	1.15	N/A

Global
Technology	2.00	2.75	2.75	1.75	N/A

International
Opportunities	2.00	2.75	2.75	1.75	2.25

Japan Focus	1.35	N/A	2.10	1.10	N/A

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA a fee for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are included in Transfer agent fees in the Statements of Operations.

At July 31, 2011, HGINA owned the following number of shares in the following Funds:

Shares

Emerging Markets Class A	25,000

Emerging Markets Class C	25,000

Emerging Markets Class I	250,000

Japan Focus Class I	1,337

HGINA is a direct subsidiary of Henderson International Inc. (“HII”). At July 31, 2011, HII owned the following number of shares in the following Funds:

Shares

Global Leaders Class C	5,032

Global Leaders Class I	60,770

An affiliated person of a Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. At July 31, 2011, the International Opportunities Fund held 91% of the Henderson Money Market Fund. Transactions in affiliates during the year ended July 31, 2011 were as follows:

Affiliate	Balance of shares held 7/31/2010	Purchases	Sales	Balance of shares held 7/31/2011	Value

NSD Co., Ltd.*	3,362,000	—	1,436,900	1,925,100	$16,629,103

Henderson Money Market Fund	46,244,480	1,020,354,486	999,380,000	67,218,966	67,218,966

*	As of July 31, 2011, NSD Co., Ltd. is no longer an affiliate of the Henderson International Opportunities Fund.

The aggregate cost and value of affiliates at July 31, 2011 is $67,218,966 and $67,218,966, respectively. Investments in affiliates represented 1.94% of the total net assets of International Opportunities Fund as of July 31, 2011.

The Henderson International Opportunities Fund invests a portion of its un-invested cash in the Henderson Money Market Fund to assist with short-term cash management.

On April 4, 2011, Henderson Group PLC (“Henderson” the parent company of HGINA and HII) acquired Gartmore Group LTD (“Gartmore”). The acquisition was completed in an all share transaction where existing holders of Gartmore shares received 0.6667 Henderson shares. At the time of the acquisition, European Focus held 8,402,298 Gartmore shares and International Opportunities held 15,363,636 Gartmore shares. The investments in Gartmore represented 2.58% and 0.82% of each Fund's net assets, respectively. Subsequent to the transaction European Focus held 5,601,812 Henderson shares and International Opportunities held 10,242,936 Henderson shares. European Focus and International Opportunities subsequently sold their position in Henderson. The realized loss for European Focus and International Opportunities was $10,775,156 and $30,142,377, respectively.

Note 4. Compensation of trustees and officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the compliance officers who perform services for the Trust. This compensation is reflected as Compliance officer fees in the Statements of Operations.

Henderson Global Funds	Notes to financial statements

Note 5. Distributions

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

Note 6. Investment transactions

Purchases and sales of investment securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended July 31, 2011, were as follows:

	Purchases	Sales

Emerging Markets
Opportunities	$23,791,116	$3,851,318
European Focus	436,485,307	377,210,146
Global Equity Income	1,380,662,669	1,116,898,992
Global Leaders	10,482,804	12,697,456
Global Technology	321,798,276	260,707,825
International Opportunities	2,219,458,919	2,601,733,580
Japan Focus	23,429,957	11,723,419

The U.S. federal income tax basis of the Funds’ investments, excluding foreign currency and forward currency contracts, at July 31, 2011, and the gross unrealized appreciation and depreciation, were as follows:

	Emerging Markets Opportunities	European Focus

Cost	$20,513,993	$572,322,335

Gross unrealized appreciation	1,165,843	86,325,821

Gross unrealized depreciation	(1,098,345)	(29,318,995)

Net unrealized appreciation	67,498	57,006,826

	Global Equity Income	Global Leaders

Cost	$1,024,021,657	$12,725,981

Gross unrealized appreciation	67,461,184	3,467,370

Gross unrealized depreciation	(40,464,742)	(372,701)

Net unrealized appreciation	26,996,442	3,094,669

	Global Technology	International Opportunities

Cost	$250,403,227	$3,034,628,919

Gross unrealized appreciation	75,713,211	576,909,389

Gross unrealized depreciation	(4,716,471)	(142,400,378)

Net unrealized appreciation	70,996,740	434,509,011

Japan Focus

Cost	$41,962,050

Gross unrealized appreciation	3,266,943

Gross unrealized depreciation	(2,228,209)

Net unrealized appreciation	1,038,734

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of July 31, 2011.

Note 7. Significant concentrations

The Funds invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign

Henderson Global Funds	Notes to financial statements

investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

Note 8. Borrowing arrangements

The Trust has a $100 million credit facility for certain funds of the Trust to facilitate portfolio liquidity. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed under this facility for the Funds during the year ended July 31, 2011.

Henderson Global Funds

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, and Henderson Japan Focus Fund (collectively, the Funds), seven of the Funds comprising the Henderson Global Funds, as of July 31, 2011, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Henderson Global Funds at July 31, 2011, the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 26, 2011

Henderson Global Funds	Other information ( unaudited)

Proxy voting policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2011 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Quarterly portfolio of investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Approval of continuation of investment advisory agreement

The Board of Trustees of Henderson Global Funds oversees the management of the Funds and, as required by law, the investment advisory and the sub-advisory agreements for the Funds.

In connection with their annual consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the “Adviser”) and Henderson Investment Management Limited (the “Sub-Adviser”) in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Adviser. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and at that meeting they also met separately in executive session with their counsel.

At a meeting held on May 20, 2011, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, extent and quality of services

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser, taking into account the investment objective and strategy of the Funds and the knowledge they had gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Sub-Adviser, especially the personnel who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Performance and fees

The Trustees reviewed the management fees, expense ratios, and performance for the Funds, including comparative and percentile ranking information provided in the Lipper Analytical Report. The Trustees then considered the Funds’ investment performance over various time periods. They reviewed information comparing the Funds’ performance with the performance of the Funds’ benchmarks and with the performance of comparable funds and peer groups identified by Lipper, an independent provider of investment company data.

The Trustees next examined information on the fees and other expenses paid by the Funds in comparison to information for other comparable funds as provided by Lipper.

The Trustees considered the methodology used by the Adviser and the Sub-Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the management fees of the Adviser and the Sub-Adviser for certain affiliated funds and separate accounts and certain non-affiliated sub-advised funds (for which the Adviser or the Sub-Adviser provides only portfolio management services).

Henderson Global Funds	Other information (unaudited)

The Trustees also reviewed the financial statements of the Adviser and financial information related to its parent company and its corporate structure. In their review, the Trustees considered whether the Adviser and the Sub-Adviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital.

Economies of scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. The Trustees also noted that the advisory agreement included breakpoints in the fee schedule for the Funds, thereby sharing more economies of scale if the assets of the Funds increase significantly.

Other benefits to the adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients.

At a meeting held on June 7, 2011, it was noted that the Board had met previously in-person on May 20, 2011, to review annual approval related materials. The representatives of the Adviser indicated that there had not been any material changes to the information that had been provided for the May 20, 2011 meeting.

Based on their evaluation of the information provided by the Adviser and the Sub-Adviser and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Sub-Adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In making that determination, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered paramount or dispositive and each Trustee may have weighed the information differently.

Nature, extent and quality of services

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser, taking into account the investment objective and strategy of the Funds and the knowledge they had gained from their May 20, 2011 meeting and their regular meetings with management on at least a quarterly basis. The Trustees concluded that the nature and extent of the services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the Sub-Adviser had sufficient personnel with the appropriate education and experience to serve the Funds effectively, and had demonstrated their continuing ability to attract and retain well-qualified personnel.

Performance and fees

The Trustees considered the Funds’ investment performance over various time periods. They concluded that the performance of the Funds met or exceeded acceptable levels and that the Funds and their shareholders were benefiting from the current management of the Funds.

The Trustees examined information on the fees and other expenses paid by the Funds in comparison to information for other comparable funds as provided by Lipper. The Trustees also reviewed the management fees of the Adviser and the Sub-Adviser for certain affiliated funds and separate accounts and certain non-affiliated sub-advised funds (for which the Adviser or the Sub-Adviser provides only portfolio management services). The Trustees reviewed information on the profitability of (or loss) to the Adviser and its affiliates of their relationships with the Funds and concluded that the Adviser’s profitability level with respect to the Funds in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and the Sub-Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by the Funds to the Adviser, as well as the fees paid by the Adviser to the Sub-Adviser, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Sub-Adviser charge to other clients. The Trustees also concluded that the overall expense ratios of the Funds were reasonable, taking into account the size of the Funds, the quality of services provided by the Adviser and the Sub-Adviser, the investment performance of the Funds and the expense limitations agreed to by the Adviser.

Economies of scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as

Henderson Global Funds	Other information (unaudited)

the assets of the Funds increase. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of the Funds was reasonable and that those rates of fees do reflect a sharing between the Adviser and the Funds of economies of scale at the current asset level of the Funds.

Other benefits to the adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser from their relationship with the Fund and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients. The Trustees concluded that the use by the Adviser and the Sub-Adviser of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and likely benefits the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and sub-advisory agreement was in the best interest of the Funds and its shareholders.

Federal tax information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year ended July 31, 2011. In February 2012, shareholders will receive Form 1099-DIV, which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

For corporate shareholders, 11.17% of ordinary income dividends paid by Global Equity Income qualified for the dividends received deduction during the year ended July 31, 2011.

Under Section 853 of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2011 were as follows:

	Foreign taxes paid	Foreign source income
Emerging Markets Opportunities	$6,444	$122,843
European Focus	396,042	10,849,194
Global Equity Income	3,810,388	65,744,088
Global Leaders	—	—
Global Technology	—	—
International Opportunities	5,270,760	78,832,635
Japan Focus	38,514	571,983

Under Section 854 (b)(2) of the Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2011 as follow:

Emerging Markets Opportunities	$90,187
European Focus	10,499,209
Global Equity Income	63,763,396
Global Leaders	299,417
Global Technology	1,427,110
International Opportunities	75,146,319
Japan Focus	547,581

Shareholder expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the year ended July 31, 2011.

Henderson Global Funds	Other information (unaudited)

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds Statement of Operations net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R

Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A

European
Focus	1.53	2.28%	2.28	1.28	N/A

Global Equity
Income	1.33	N/A	2.08	1.08	N/A

Global
Leaders	1.78	N/A	2.52	1.15	N/A

Global
Technology	1.56	2.31	2.31	1.31	N/A

International
Opportunities	1.46	2.20	2.20	1.20	1.70%

Japan Focus	1.75	N/A	2.49	1.10	N/A

Please note that the expenses do not reflect shareowner transaction costs such as front-end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 5, 7, 9, 11, 13 and 15. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Table 1

Actual	Beginning account value February 1, 2011	Ending account value July 31, 2011	Expenses paid during the period*

Emerging Markets
Opportunities
Class A	$1,000.00	$990.80	$8.84
Class C	1,000.00	986.80	12.51
Class I	1,000.00	990.90	7.60

European Focus
Class A	1,000.00	990.80	7.55
Class B	1,000.00	987.40	11.24
Class C	1,000.00	987.10	11.23
Class I	1,000.00	992.20	6.32

Global Equity Income
Class A	1,000.00	1,031.20	6.70
Class C	1,000.00	1,027.50	10.46
Class I	1,000.00	1,032.40	5.44

Global
Leaders
Class A	1,000.00	1,000.99	8.83
Class C	1,000.00	997.02	12.48
Class I	1,000.00	966.70	1.89

Global Technology
Class A	1,000.00	1,016.30	7.80
Class B	1,000.00	1,012.70	11.53
Class C	1,000.00	1,012.20	11.52
Class I	1,000.00	1,017.70	6.55

International Opportunities
Class A	1,000.00	1,015.86	7.30
Class B	1,000.00	1,012.30	10.98
Class C	1,000.00	1,012.30	10.98
Class I	1,000.00	1,015.10	6.00
Class R	1,000.00	1,017.20	8.49

Japan Focus
Class A	1,000.00	1,010.30	8.72
Class C	1,000.00	1,006.70	12.39
Class I	1,000.00	1,045.50	1.88

Henderson Global Funds	Other information (unaudited)

Table 2

Hypothetical (assuming a 5% return before expenses)	Account value February 1, 2011	Beginning account value July 31, 2011	Ending expenses paid during the period*

Emerging
Markets
Opportunities
Class A	$1,000.00	$1,016.12	$8.95
Class C	1,000.00	1,012.40	12.67
Class I	1,000.00	1,017.36	7.70

European Focus
Class A	1,000.00	1,017.41	7.65
Class B	1,000.00	1,013.69	11.38
Class C	1,000.00	1,013.69	11.38
Class I	1,000.00	1,018.65	6.41

Global Equity Income
Class A	1,000.00	1,018.40	6.66
Class C	1,000.00	1,014.69	10.39
Class I	1,000.00	1,019.64	5.41

Global Leaders
Class A	1,000.00	1,016.17	8.90
Class C	1,000.00	1,012.50	12.57
Class I**	1,000.00	1,023.08	1.94

Global Technology
Class A	1,000.00	1,017.26	7.80
Class B	1,000.00	1,013.54	11.53
Class C	1,000.00	1,013.54	11.53
Class I	1,000.00	1,018.50	6.56

International Opportunities
Class A	1,000.00	1,017.76	7.30
Class B	1,000.00	1,014.09	10.99
Class C	1,000.00	1,014.09	10.99
Class I	1,000.00	1,019.05	6.01
Class R	1,000.00	1,016.57	8.50

Japan Focus
Class A	1,000.00	1,016.32	8.75
Class C	1,000.00	1,012.65	12.43
Class I**	1,000.00	1,023.16	1.86

*          Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period multiplied by 181 days in the period, and divided by 365
            (to reflect the one-half year period).

**        Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period multiplied by 61 days in the period, and divided by 365
            (to reflect the one-half year period).

Henderson Global Funds	Trustees and officers (unaudited)

Name, address and age1	Position(s) with the Trust2	Term Office and of Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Independent Trustees
C . Gary Gerst, 71	Chairman and Trustee	Since 2001
General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments), since 1993; Member of the Governing Council of the Independent Directors Council (IDC), since 2004; Board Member of the Investment Company Institute, since 2004.
Formerly, Trustee, Harris Insight Funds Trust.

Roland C. Baker, 72	Trustee	Since 2001	Consultant to financial services industry.
Director, Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American  Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities), and Midland National Life Insurance Company (an affiliate of North American Company for Life and Health Insurance); Director, People’s Trust Insurance Company (a Florida provider of homeowner’s insurance); formerly, Trustee, Scottish Widows Investment Partnership Trust; formerly Trustee, Allstate Financial Investment Trust; and formerly, Director, Quanta Capital Holdings, Inc. (provider of property and casualty reinsurance).

Faris F. Chesley, 72	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, Since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	None.

James W. Atkinson, 60	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009	Formerly, Trustee, LaRabida Children’s Hospital: formerly Trustee, Surgeons Diversified Investment Fund.

Richard W. Durkes, 60	Trustee	Since 2011	Managing Director, Sandler O’Neill & Partners, L.P. (a financial services Company), since 2002.	Trustee, Sankaty Head Foundation.

Interested Trustees and Officers of the Trust

James G. O’Brien, 504	Trustee and President	Since 2011	Managing Director, HGINA, Since 2008 and	Director, The Olson Company.
		Since 2010	Director, Corporate Services, HGINA,
2001-2008.

Charles Thompson II, 404	Trustee and Vice President	Since 2011	Director of US Retail, since 2010, Director of National Sales, 2007-2010, Divisional	None.
		Since 2010	Director – Central Region, 2002 – 2007.

Kenneth A. Kalina, 51	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA.	N/A

Henderson Global Funds	Trustees and officers (unaudited)

Name, address and age1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations during Past Five Years	Other Directorships Held
Interested Trustees and Officers of the Trust
Alanna P. Nensel, 35	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A

Scott E. Volk, 39	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.	N/A

Christopher K. Yarbrough, 35	Secretary	Since 2004	Legal Counsel, HGINA.	N/A

Troy M. Statczar, 39	Treasurer	Since September 2008	Head of US Fund Administration and Accounting, HGINA, since July 2008, Senior Vice President, Citigroup 2005-2008.	N/A

Richard J. Mitchell, 47	Assistant Treasurer	Since 2007	Assistant Treasurer, HGINA, since 2007; Assistant Treasurer, Bank of New York, 2006-2007.	N/A

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of December 31, 2010.
2.	Currently, all Trustees oversee all ten series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

Unless otherwise noted, this information is as of July 31, 2011. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

Henderson Global Funds

Trustees	Investment Adviser
C. Gary Gerst, Chairman	Henderson Global Investors (North America) Inc.
James W. Atkinson	737 North Michigan Avenue, Suite 1700
Roland C. Baker	Chicago, IL 60611
Faris F. Chesley
Richard W. Durkes	Transfer Agent
James G. O’Brien*	State Street Bank & Trust Company
Charles Thompson II*	State Street Financial Center
One Lincoln Street
Officers	Boston, MA 02111
James G. O’Brien, President
Charles Thompson II, Vice President	For more information
Alanna P. Nensel, Vice President	Please call 1.866.4HENDERSON
Scott E. Volk, Vice President	(1.866.443.6337)
Christopher K. Yarbrough, Secretary	or visit our website:
Kenneth A. Kalina, Chief Compliance Officer	www.hendersonglobalinvestors.com
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

Privacy Notice

Henderson Global Funds

          This notice describes the privacy practices followed by Henderson Global Funds.

          Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

          In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

          In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

          Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

          For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

(a)	Henderson Global Funds (the “Trust” or the “registrant”) has adopted a Code of Ethics that applies to the Trust’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Code during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a)	(1)
The Board of Trustees of the Trust has determined that it has five audit committee financial experts serving on the Trust’s Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

(2)	The names of the audit committee financial experts are:

                        James W. Atkinson
                        Roland C. Baker
Faris F. Chesley
Richard W. Durkes
C. Gary Gerst

Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

As of July 31, 2011, the registrant had ten series.  The following series of the registrant have a fiscal year ended December 31:  Henderson International All Cap Equity Fund, Henderson Strategic Income Fund and Henderson Money Market Fund (the “12/31 Henderson Funds”).  The following series of the registrant have a fiscal year ended July 31:  Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Technology Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund, Henderson International Opportunities Fund and Henderson Japan Focus Fund (the “7/31 Henderson Funds”).

Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by the registrant’s principal accountant to the 12/31 Henderson Funds and the 7/31 Henderson Funds.

(a)           Audit Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/11	N/A	$200,200
Year ended 12/31/10	$83,900	N/A
Year ended 7/31/10	N/A	$167,000
Year ended 12/31/09	$81,400	N/A

(b)           Audit Related Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)           Tax Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below.  These services consisted of the principal accountant reviewing the registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultation regarding the tax consequences of specific investments.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/11	N/A	$61,843
Year ended 12/31/10	$20,941	N/A
Year ended 7/31/10	N/A	$46,672
Year ended 12/31/09	$20,325	N/A

The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/11	N/A	$0
Year ended 12/31/10	$0	N/A
Year ended 7/31/10	N/A	$0
Year ended 12/31/09	$0	N/A

(d)           All Other Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)           Pre-Approval Policies and Procedures

(1)           Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors.  Any member of the Audit Committee may grant such pre-approval.  Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.  Pre-approval of non-audit services is not required, if:  (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):  (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2)           None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)           The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the registrant are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/11	N/A	$61,843
Year ended 12/31/10	$20,941	N/A
Year ended 7/31/10	N/A	$46,672
Year ended 12/31/09	$20,325	N/A

The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/11	N/A	$276,105
Year ended 12/31/10	$681,795	N/A
Year ended 7/31/10	N/A	$266,319
Year ended 12/31/09	$612,924	N/A

(h)           The registrant’s Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)           There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(3)	Not applicable.

(b)        The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James. G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    October 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    October 4, 2011

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    October 4, 2011